VEHICLE OPERATING and SERVICE AGREEMENT

This Agreement is made as of the 22nd day of May 2015 between RYDER TRUCK RENTAL, INC. d/b/a Ryder Transportation Services, whose address is 11690 N.W. 105th Street, Miami, FL 33178 ("Ryder") and NEXEO SOLUTIONS, LLC, whose address is 3 Waterway Square Place, Suite 1000, The Woodlands, TX 77380 (“Customer”).

1.EQUIPMENT COVERED AND TERM:
A.Ryder agrees to provide to Customer the Vehicles on Schedules A hereafter made a part of this Agreement ("Vehicle(s)"). Execution of a Schedule A constitutes Customer's authorization to Ryder to acquire the Vehicles selected by Customer. The Agreement will become effective with respect to each Vehicle on the date tendered by Ryder and continue for the term specified on Schedule A unless terminated earlier as provided in this Agreement. Ryder will provide Customer access to its current fleet management reporting system as it pertains to Customer, which specifically includes fleet reports from Ryder’s Fleet Care program.
B.Acceptance of Vehicles in service constitutes Customer's acknowledgement of compliance with Customer’s specifications. Customer agrees to pay for any structural alterations (not to be made without Ryder's prior written consent), special equipment, or material alteration in painting, lettering or art work thereafter required by Customer. In the event that, subsequent to the date of execution of this Agreement by Ryder, any Federal, state, or local law, ordinance, or regulation requires the installation of any additional equipment, Customer will be responsible for all costs including installation expenses. Ryder agrees to either install or arrange for such installation and Customer agrees to pay Ryder the agreed to cost
C.Where a Vehicle is operated by Customer with a trailer or other equipment not included on a Schedule A, or not maintained by Ryder under a separate agreement, Customer agrees that such trailer and/or equipment will be in good operating condition. Notwithstanding any other provision of this Agreement, Customer will indemnify and hold Ryder harmless from any claim or loss or damage to the extent directly caused by such trailer and/or equipment, except to the extent such damage results from Ryder’s negligence or intentional misconduct in performing the services hereunder as it pertains to the Vehicles.
2.OPERATION OF VEHICLES:
The Vehicles will be used and operated by Customer only in the normal and ordinary course of Customer's business, not in violation of any laws or regulations (including legal weight and size limits) and Customer will indemnify and hold Ryder harmless from any claim or loss or damage arising out of any such violation. Customer shall conduct pre and post inspections of the Vehicle, complete required reports, and promptly notify Ryder of any Vehicle condition issues. Ryder will not be liable for any Federal Motor Carrier Safety Administration ("FMCSA") violations or other citations for which Ryder was not provided notice.
3.MAINTENANCE AND REPAIRS TO VEHICLES:
A.Ryder agrees to provide at its sole cost: (1) Lubricants, tires, tubes, and all other operating supplies necessary for the Vehicles; (2) Maintenance and repairs including all labor and parts required to keep the Vehicles in good operating condition; (3) Painting and lettering at the time the Vehicles are placed into service; (4) Exterior washings; (5) Road service for mechanical or tire failure (except for tire damage caused by driver abuse, an accident, or a violation of this Agreement), and (6) Warranty management services to cover OEM warranty claims for the Vehicles. If Customer at the time of a Ryder road call is not compliant with the requirements in the second sentence of Paragraph 3C below, Ryder may defer road service to a Ryder-authorized third party vendor in its network.
B.Customer agrees that only Ryder or parties authorized by Ryder will make any repairs or adjustments to Vehicles. When repairs are necessary, Customer will notify Ryder immediately. Ryder will not be responsible for the cost of repairs or services not expressly authorized by Ryder. Customer must submit acceptable vouchers for such repairs or services.
C.Customer agrees to return each Vehicle to Ryder for ordinary maintenance and service at the facility stated on Schedule A for a minimum of 8 hours each month at such scheduled times as agreed to by the parties. The Vehicles, substitute vehicles, rental vehicles and Customer vehicles, including cargo tanks (if any), shall be completely cleaned and void of any product or material which requires placarding by the United States Department of Transportation when they are returned to Ryder for any reason whatsoever, including, but not limited to, scheduled and unscheduled maintenance and service and washing, except for instances when any such vehicle is towed to Ryder’s maintenance facility or a driver arrives with such vehicle for an unscheduled repair (the “Clean Cargo Exception”). The Clean Cargo Exception shall require Customer to send another tractor to haul such vehicle at issue off of Ryder’s maintenance facility, and such vehicle at issue shall not be permitted inside any structure or building located at Ryder’s maintenance facility.
D.As of the termination date for any Vehicle, Ryder warrants that, except for ordinary wear and tear, (1) the Vehicle will be roadworthy and in good and operable condition; (2) the Vehicle will comply with the Federal Annual Safety Inspection and all state inspection requirements in those states in which the Vehicle is operated, (3) all components, including but not limited to, all engines, transmissions and power trains will be roadworthy and in operable condition, (4) the Vehicle will have an average of at least 50% tire tread depth, and no tire will have less than 35% tread depth, with no recapped tires on the steering axle, and (5) the Vehicle will have no significant sheet metal damage, broken glass, damage to mirrors or other significant collision or upset damage.
E.Additional Services. Notwithstanding the “additional services” provision in the Schedule A(s), the following provision shall govern to establish a special sales and service price for Customer: Except for the charges listed on Schedule A, all charges for goods and services under this Agreement which are not included in the fixed and variable charges, including any services subcontracted by Ryder, will be billed at Customer’s “Sales and Service Rates” below, and Ryder reserves the right to review and adjust such annually:
(1)Labor: For the locations listed in Appendix 1 attached hereto and incorporated herein:
a)$75.00 per hour for the “Low” classification;

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b)$80.00 per hour for the “Medium” classification;
c)$85.00 per hour for the “High” classification.
(2)Parts and Tires: At Ryder’s cost plus 30%.
(3)Outside Vendor Repairs: If Ryder engages a third party to perform repairs, maintenance, or road service not covered by the fixed and variable charges, Customer will pay Ryder such third party’s charges plus an administrative charge of 15% of the amount of the invoice (not to exceed $300 per occurrence).
4.FUEL:
A.    When Ryder is designated on the Schedule A:
(1)Ryder will provide fuel for Vehicles from its own or other designated facilities. The charge for fuel will vary over time and be billed to Customer in addition to the other charges provided for on applicable Schedule A.
(2)If Customer purchases fuel from sources other than Ryder's facilities or other designated facilities, Customer will be responsible for the charges for all such fuel.
(3)Ryder will, where permitted by law, apply for fuel tax permits, prepare and file fuel tax returns, and pay the taxes imposed upon the purchase and consumption of fuel by Customer provided: (a) Customer provides Ryder weekly with all documentation necessary to prepare the fuel tax returns and will reimburse Ryder for all charges incurred or credits disallowed as a result of untimely or improper furnishing of such documents, and (b) Customer will reimburse Ryder all such fuel taxes paid on Customer's behalf in excess of those which would have been payable had the fuel consumed been purchased in the state of consumption.
B.    When Customer is designated on the Schedule A: Customer will hold Ryder harmless from any claims or loss resulting from Customer's failure to pay fuel taxes.
5.LICENSES:
A.    Ryder agrees to pay for the state motor vehicle license for the licensed weight shown on Schedule A, personal property taxes and Vehicle inspection fees for each Vehicle in the state of domicile, and Federal Heavy Vehicle Use Tax, all at the rates and method of assessment in effect on the date of execution of each Schedule A. Customer will be responsible for any increases or changes in assessment of these items thereafter. Each Vehicle will be titled and registered in Ryder’s name.
B.Where legal, Ryder will apply for vehicle licenses and prorate or state reciprocity plans at Customer’s request and cost.
C.Customer agrees to pay for any special license or pay any taxes resulting from the operation and use of the Vehicles by Customer including mileage taxes, ton mileage taxes, and highway or bridge tolls. Ryder shall have the right to settle any claim or lien involving any Vehicle as a result of Customer's failure to pay any such taxes, subject to Ryder providing advanced written notice to Customer to settle such claim or lien on Customer’s behalf, provided that Ryder has received notice of such claim or lien, and Customer fails resolve such claim or lien within thirty (30) days’ receipt of Ryder’s notice thereof. In the event that Ryder settles any claim or lien involving any Vehicle on Customer’s behalf, Customer will immediately reimburse Ryder.
6.SUBSTITUTION:
Ryder agrees to furnish a substitute vehicle at no extra charge for any Vehicle, other than those excepted below, which may be temporarily inoperable because of mechanical failure, the substitute to be as nearly as practicable the same size and the same specifications as the Vehicle identified in Schedule A; provided however, Customer acknowledges that each Ryder substitute vehicle shall be provided from Ryder’s rental fleet of vehicles. The substitute will be furnished to Customer where the Vehicle was disabled, and will be returned by Customer to the Ryder facility that provided it. Ryder will not furnish a substitute for any Vehicle that is out of service for ordinary maintenance and service time; or is out of service for repair of any form of physical damage resulting from any cause, including fire, collision, or upset; or is lost or stolen; or is out of service for repair of damage resulting from Customer's violation of any provisions of this Agreement; or is out of service for repair or maintenance of special equipment for which Ryder is not responsible. Ryder’s failure to furnish a substitute vehicle within a reasonable time when required will cause the charges for the inoperable Vehicle to abate until the Vehicle is returned to Customer's service or a substitute is available. Ryder's liability in the event of such a failure will be limited to abatement of charges for the inoperable Vehicle. A substitute vehicle, while in Customer's service, will be subject to all the terms and conditions of this Agreement. While a Vehicle is out of service because of damage resulting from any form of physical damage, Ryder will rent Customer a replacement vehicle, if available, at a rate equal to the charge for the inoperable Vehicle. Irrespective of whether or not Customer rents a vehicle from Ryder while a Vehicle is out of service for repair of physical damage, the charges applicable to it will not abate.
When Customer requests additional vehicles for rent or Ryder is not responsible for providing a substitute vehicle, Customer shall receive preferred national rental rates at Ryder's National Tier 1 pricing for all commercial rentals obtained through Ryder during the term of any lease under this Agreement.
7.DRIVERS:
A. Customer agrees that each Vehicle will only be operated by a properly licensed driver, at least 18, who is the employee or agent of Customer, subject to Customer's direction and control, and that Vehicles will not be operated by a driver in possession of or under the influence of alcohol or any drug which may impair the driver's ability. Customer agrees to reimburse Ryder for loss or damage to all Vehicles up to the Depreciated Value of each Vehicle, as defined in Paragraph 11 A (2), including related expenses, if the Vehicles are operated by drivers under 18. Upon receipt of a written complaint from Ryder specifying any reckless, careless or abusive handling of a Vehicle or any other incompetence by or of any driver, and requesting the driver's removal as an operator of Vehicles, Customer will immediately remove such individual as a driver of Vehicles. In the event that Customer fails to do so, or is prevented from so doing by any agreement with anyone on the driver's behalf: (1) Customer will, notwithstanding any other provisions of this Agreement, reimburse Ryder in full for any loss and expense sustained by Ryder for damage to any Vehicle when being operated by such individual in a reckless, careless or abusive manner, and

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Customer will indemnify and hold Ryder harmless from any claims or causes of action for death or injury to persons or loss or damage to property to the extent caused by Customer’s negligent use or operation of any Vehicle by such individual notwithstanding that Ryder may be designated on applicable Schedules A as responsible for furnishing and maintaining Liability Insurance; and (2) Ryder may, at its election and at any time thereafter upon 30 days’ notice to Customer, terminate any Liability Insurance coverage extended by Ryder, and Ryder may, at its election, with respect to each Vehicle, increase the amount of Customer's physical damage responsibility extended by Ryder or terminate any physical damage coverage extended by Ryder.
B.    Ryder agrees, at Customer's request, to assist Customer in developing a driver education and safety program.
C.    Customer agrees that the Vehicles will not be operated in a reckless or abusive manner, or off an improved road (except as may be reasonably required in Customer’s ordinary course of business), or on a flat tire, or improperly loaded, or loaded beyond the manufacturer’s recommended maximum gross weight. Customer agrees to reimburse Ryder in full for damage to any Vehicle, including expenses, resulting from a violation of this provision. Customer will be responsible for all expenses of towing any mired Vehicle when not in Ryder's possession of or on Ryder’s premises.
D.    Customer agrees not to use any Vehicle, substitute vehicle, or rental vehicle to transport any hazardous material, cargo, or property in a quantity which requires placarding by the United States Department of Transportation and which is of a different Hazard Class Division (i.e. class 1.1 as opposed to 1.2) than those specifically set forth in your response to Ryder's Hazardous Materials Questionnaire. Customer agrees to provide prior written notice to Ryder of any changes to the information on the Hazardous Materials Questionnaire related to the Hazard Class Divisions, and Ryder will advise whether such changes are approved in a reasonable period of time, not to exceed thirty (30) days.
8.CHARGES:
A.Customer agrees to pay Ryder for all charges within 30 days of the date of Ryder's invoice without deduction or setoff, except to the extent that a particular item is in dispute, and then only if Customer gives Ryder notice of the dispute before payment is due and pay all amounts not then in dispute.
B.     Mileage will be determined from odometer readings. If the odometer fails to function, Customer will immediately report it to Ryder. The mileage for the period in which the failure existed may then be determined at Ryder's option from (1) Customer's trip records; or (2) the amount of fuel consumed and the miles per gallon record of Ryder averaged for the previous 30 days.
C.     Ryder shall have access to Customer’s financial statements at any time as a result of it being a public company. Customer agrees to provide Ryder with publicly available financial statements upon receipt of Ryder’s reasonable request. If Customer’s financial information becomes private, Customer shall provide Ryder with specific financial information, when reasonably requested, in a mutually agreeable form, subject to Ryder’s agreement to keep any such information confidential pursuant to a separate non-disclosure agreement, so Ryder can make an informed ongoing decision regarding Customer’s creditworthiness.
D.     Customer agrees to pay for (1) any sales, use, gross receipt or similar tax now or hereafter imposed upon the use of the Vehicle or on the charges accruing hereunder; (2) any increase in license or registration fees. Federal Heavy Vehicle Use Taxes, vehicle inspection fees, fuel tax permits, and personal property tax; or (3) any new or additional tax or governmental fees, adopted after the date of the execution of the applicable Schedule A.
9.ADJUSTMENTS: (Intentionally Omitted)
10.INSURANCE, INDEMNITY, AND PHYSICAL DAMAGE:
A.    Liability Insurance Responsibility
(1)     Customer shall furnish and maintain throughout the term of this Agreement: (1) a standard policy of automobile liability insurance substantially similar to ISO business auto form CA0001 with coverage limits of at least Five Million Dollars ($5,000,000) combined single limit for each occurrence and with no annual aggregate limit of liability, and (2) a Pollution Legal Liability policy with coverage limits of at least Five Million Dollars ($5,000,000) combined single limit for each occurrence and with no annual aggregate limit of liability (collectively, the “Liability Insurance”). Such Liability Insurance will:
a.    be written by a company that is financially responsible and A.M. Best rated A- or better;
b.    be furnished and maintained by Customer at Customer’s sole cost and expense;
c.    include insurance and coverage, by special endorsement or otherwise, for (1) the Vehicles, substitute vehicles, rental vehicles, as well as any vehicle delivered to Ryder by you which is not covered by any written agreement with Ryder (“Customer Vehicle”), (2) broad form contractual liability coverage, and (3) all types of bodily injury and property damage arising out of, or relating to, or to the extent caused by the actual, alleged or threatened discharge, dispersal, release, or escape of pollutants into the environment: while in transit; during loading or unloading; and/or while being stored, disposed of, treated, or processed in or upon any Vehicle, any substitute vehicle, any rental vehicle, and any Customer Vehicle;
d.    be specifically endorsed through use of an ISO Additional Insured Form (or its equivalent) to name, insure, and cover Ryder and its insurer as an additional insured for any and all claims, liabilities, losses, damages, demands, causes of action, costs (including reasonable attorney's and expert's fees at trial and on appeal), and expenses arising out of, relating to, or caused by the ownership, maintenance, use, and/or operation of the Vehicles, substitute vehicles, rental vehicles, and Customer Vehicles;
e.    provide that it is primary to and not contributory or co‑insurance with insurance maintained by Ryder;
f.    provide that all excess or umbrella liability coverage is at least as broad as the primary coverage (no less than “following form” );
g.    include a severability of interests clause; and
h.    provide that it cannot be canceled, not renewed, or otherwise modified to reduce the limits of coverage required herein without prior written notice to both parties.
(2) Customer will cause its insurer to execute and deliver to Ryder certificates of insurance and policy endorsements reflecting the above coverages. If, for any reason whatsoever, Customer fails to procure or maintain the Liability Insurance or fails to promptly furnish Ryder with the above‑described additional insured endorsement form, then, without prejudice to any other right or remedy Ryder may have, Ryder may, subject to providing 24 business hours of prior notice to

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Customer to cure such failure, procure or self‑insure for such liability insurance as Ryder deems reasonably necessary, which may protect Ryder's interests only. In such event, and in addition to all other charges due under the Agreement, Customer will reimburse Ryder for the exact premium paid by Ryder for such liability insurance. In addition to the foregoing, in such event when Customer fails to procure or maintain Liability Insurance or fail to furnish Ryder with the information required herein, Ryder may terminate this Agreement upon ten (10) days prior written notice to Customer. In the event of such a termination, Paragraph 11A(2) shall apply.
B.    Indemnity.
(1)     Indemnity for Hazmat Claims. Except as otherwise specified herein, Customer shall defend, release, indemnify, and hold Ryder harmless from and against any and all damages, claims, causes of action, penalties, fees, costs, and liabilities for death or injury to persons (including, Customer or its employees, drivers, and agents) and loss or damage to property, including, but not limited to, damage to the environment and all environmental clean-up costs (“Damages”), and reasonable attorneys’ fees and defense costs (“Defense Costs”) that are Hazmat (“Hazmat Damages and Defense Costs”) and are arising out of, relating to, or to the extent caused by the ownership, maintenance, use, or operation of any Vehicle, Substitute Vehicle, rental vehicle, or Customer Vehicle, INCLUDING, BUT NOT LIMITED TO, CLAIMS ARISING OUT OF, RELATING TO, OR CAUSED BY RYDER’S (1) MAINTENANCE OF ANY VEHICLE, SUBSTITUTE VEHICLE, RENTAL VEHICLE, OR CUSTOMER VEHICLE, (2) JOINT, CONCURRENT, SOLE OR OTHER NEGLIGENCE, OR (3) OTHER FAILURE WHATSOEVER OR HOWEVER IN CONNECTION WITH THIS AGREEMENT OR OTHERWISE. NOTWITHSTANDING ANYTHING IN THIS PARAGRAPH, IN NO EVENT SHALL CUSTOMER BE REQUIRED TO INDEMNIFY RYDER AND RYDER SHALL ACCEPT LIABILITY FOR HAZMAT DAMAGES AND DEFENSE COSTS ARISING OUT OF, RELATING TO, OR TO THE EXTENT CAUSED BY RYDER’S NEGLIGENCE, WILLFUL MISCONDUCT, OR INTENTIONAL WRONGDOING IN PERFORMING THE SERVICES UNDER THIS AGREEMENT UP TO TWO MILLION DOLLARS ($2,000,000) PER OCCURRENCE.
(2)     Indemnity for Non-Hazmat Claims.
a.     Subject to the terms of Paragraph 10B(2)(b) below, Customer agrees to defend, release, indemnify, and hold Ryder harmless from and against any and all Damages and Defense Costs that are Non-Hazmat (“Non-Hazmat Damages”) and are arising out of, relating to, or to the extent caused by the ownership, maintenance, use, or operation of any Vehicle, substitute vehicle, rental vehicle, or Customer Vehicle. Nothing in this Paragraph shall require Customer to defend, release, indemnify or hold Ryder harmless for any Non-Hazmat Damages and Defense Costs arising out of, relating to, or to the extent such is caused by Ryder’s negligence, willful misconduct, or intentional wrongdoing in performing the services under this Agreement.
b.     Except as otherwise agreed in Paragraphs 10E or 14A of this Agreement, Ryder agrees to defend, release, reimburse, indemnify and hold Customer harmless from and against any and all Non-Hazmat Damages and Defense Costs to the extent such is arising out of, relating to, or caused by Ryder’s negligence, willful misconduct, or intentional wrongdoing in performing the services under this Agreement.
(3)     Definitions. For the purposes of this Agreement, Damages and Defense Costs shall be considered Non-Hazmat Damages and Defense Costs if (a) the Vehicle, substitute vehicle, Extra Rental Vehicle or Customer Vehicle involved is neither attached to any other vehicle that is required under applicable law to be placarded due to the hazardous nature of the cargo nor itself required under applicable law to be placarded due to the hazardous nature of the cargo, or (b) the hazardous nature of the cargo or its product does not cause or contribute to the Damages and Defense Costs to any degree and the vehicle containing the hazardous cargo remains fully intact without any punctures, cracks, leaks or spills. All other Damages and Defense Costs shall be considered Hazmat Damages and Defense Costs.
(4)     Indemnity for Transportation of Non-Authorized Hazardous Material. Notwithstanding anything in this Agreement to the contrary and even if Ryder is designated on Schedule A as responsible for providing Liability Insurance, if Customer uses any Vehicle to transport Hazardous Materials which is of a different Hazard Class Division (i.e. 1.1 as opposed to 1.2) other than those specifically set forth in Customer’s response to Ryder’s Hazardous Materials Questionnaire in violation of this Agreement, then Customer agrees to defend, release, indemnify and hold Ryder harmless from and against all Damages and Defense Costs, arising out of or related to that transportation, regardless of cause, including, but not limited to your negligence or Ryder’s negligence.
C.    Physical Damage Responsibility
The party designated on Schedule A will pay for loss or damage to any Vehicle subject to the following:
(1)    When Ryder is designated:
a.Ryder will assume and pay for loss (including theft) or damage to each Vehicle in excess of the deductible amount specified on Schedule A EXCEPT (1) any willful damage to the Vehicle, specifically including but not limited to damage arising out of or in connection with any labor dispute to which Customer is a party; and (2) conversion of any Vehicle by an agent or employee of Customer; and (3) the loss of tools, tarpaulins, accessories, spare tires and other such appurtenances. Customer agrees to pay up to the Depreciated Value, as defined in Paragraph 11A(2), for loss (including theft) or damage to each Vehicle, including related expenses, from each occurrence and will pay for all loss (including theft) or damage to any Vehicle resulting from any perils specifically excepted in this Paragraph.
b.Upon not less than 30 days prior written notice to Customer, Ryder may designate Customer as responsible for all physical damage to Vehicles. In such event, Customer will be obligated to procure and maintain complete physical damage insurance coverage reasonably acceptable to Ryder. Ryder's charges to Customer will be decreased to reflect the change in designation of the responsibility for physical damage. Whenever Customer is obligated to procure and maintain physical damage insurance coverage and fails to do so, or fails to promptly furnish Ryder with complete certificates evidencing such coverage upon receipt of Ryder’s request during the term of the Agreement, Customer agrees to pay Ryder for all loss (including theft) or damage to any Vehicle or substitute vehicle pursuant to Paragraph 10B(2)a.
(2)     When Customer is designated:
a.Customer will be responsible and pay for any and all loss (including theft) or damage to any Vehicle or substitute vehicle, including related expenses arising from any cause and regardless of how or where the loss or damage occurred, except Customer shall not be liable in the event such loss or damage was arising out of, relating to, or to the extent caused by Ryder’s negligence, willful misconduct, or intentional wrongdoing in performing the services under this

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Agreement. Customer's liability for any Vehicle will not exceed the Depreciated Value of the Vehicle, as defined in Paragraph 11 A(2), at the time of such loss or damage.
b.Customer agrees to furnish Ryder with evidence of physical damage insurance coverage reasonably acceptable to Ryder with Ryder listed as a named insured or as a loss payee as its interests may appear.
D.    Notice of Accident
Customer agrees to immediately notify Ryder of any accident, collision, (including theft), or damage involving a Vehicle or substitute vehicle; to cause the driver or an authorized representative of the Customer to provide a detailed written report to Ryder as soon as practicable; and to render all other assistance reasonably requested by Ryder and the insurer in the investigation, defense, or prosecution of any claims or suits.
E.    Cargo Insurance Responsibility
Ryder will have no liability for loss of or damage to any goods or other property in or carried on any Vehicle or substitute vehicle except to the extent such loss or damage occurs due to any willful misconduct or intentional wrongdoing on Ryder's part in performing the services hereunder and for a maximum liability per occurrence of $100,000. Except as otherwise specified herein, Customer hereby assumes all such risk of loss or damage, waives any claim it may have against Ryder, and agrees to release, indemnify, defend and hold Ryder harmless from all liability for such loss or damage to cargo. Customer agrees to reimburse Ryder for loss of any tools, tarpaulins, spare tires, or other similar equipment furnished by Ryder.
F.    Vehicle Theft or Destruction
If a Vehicle is lost or stolen and remains so for 30 days after Ryder has been notified, the Agreement as to such Vehicle will then terminate provided all charges for the Vehicle have been paid to that date and provided any amounts due Ryder pursuant to Paragraph 10B have been paid Ryder will not be obligated to provide a substitute vehicle during this 30 day period. If a Vehicle is, in Ryder's reasonable opinion, damaged beyond repair; Ryder will notify Customer within 30 days after Ryder has been advised of the loss. Upon receipt of Ryder's notice that the Vehicle has been damaged beyond repair, provided all charges for the Vehicle have been paid to that date and provided any amounts due Ryder pursuant to Paragraph 10B hereof have been paid, the Agreement as to such Vehicle will then terminate.

11.    TERMINATION:

A.
(1)Either party may terminate the Agreement of any Vehicle prior to expiration of its term on any anniversary date of its Date of Delivery indicated on the Schedule A by giving to the other party at least 90 days’ prior written notice.

(2)If either party terminates the Agreement during the term of any Vehicle for any reason, and at the expiration of the term of each Vehicle, you shall either: (a) purchase the Vehicle with respect to which termination notice has been given or with respect to which the full term has expired (as the case may be) which purchase shall be in cash or by certified cashicr1s check on the effective date of termination or the term expiration date (as the case may be), and shall be "as is, where is" without any warranties and at a purchase price equal to its Schedule A Value plus any sales or use taxes, or (b) no later than 30 days before the termination date or the term expiration date (as the case may be), you shall request Ryder to determine the "Net Realizable Sales Proceeds" (as defined below) for each Vehicle and shall then pay all amoun.t provided in this paragraph. Ryder shall dete1mine the "Net Realizable Sales Proceeds" for each Vehicle by selecting, at Ryder's option, one of the following two methods: (1) Making a bona fide cash sale of each Vehicle; or (2) Obtaining 3 bona fide wholesale cash bids for each Vehicle. The amount that Ryder receives from a sale of a Vehicle pursuant to (1) above, less all expenses incurred by Ryder in making such sale (including any sales commission paid by Ryder), a re-marketing fee of Fifteen Hundred Dollars and less all taxes resulting from the sale, or the highest of the 3 bids under (2) above, shall constitute the “Net Realizable Sales Proceeds". If the Net Realizable Sales Proceeds for a Vehicle exceed that Vehicle's Schedule A Value, then Ryder shall remit the excess to you, provided, however, that prior to remitting the excess to you, Ryder shall subtract an amount equal to any of your unpaid obligations under the Vehicle agreement. If, on the other hand, the Net Realizable Sales Proceeds for a Vehicle are less than that Vehicle's Schedule A Value, then you agree to remit that deficiency to Ryder within 10 days of the date of Ryder's invoice. In any event, Customer will remain obligated to also pay any charges due Ryder under the Agreement. The terms “Depreciated Value” and “Schedule A Value" are each defined as the Original Value of each Vehicle plus the amount of unexpired licenses, applicable taxes, including personal property taxes and Federal Heavy Vehicle Use Taxes, and other prepaid expenses previously paid by Ryder for the Vehicle prorated to the date of sale, less the total accumulated depreciation which has accrued for such Vehicle in accordance with Schedule A.

B.     If either party becomes insolvent, files a voluntary petition in bankruptcy, makes an assignment for the benefit of creditors, is adjudicated a bankrupt, permits a receiver to be appointed for its business or permits or suffers a material disposition of its assets, the Agreement as to the Vehicles will terminate at the other party’s option. Upon termination, Paragraph 11A(2) will be applicable.

C.Breach or Default

(1)If Customer materially breaches or is in default of any provision of this Agreement and that breach or default is not cured within (i) 10 days from the date that Ryder sends Customer the notice to cure the default for nonpayment of any money due, failure to carry insurance, safety violations, or legal violations, or (ii) 30 days for all other defaults, Ryder may immediately, upon written notice to Customer, take possession of the Vehicles, subject to any applicable laws in the relevant jurisdiction. Ryder will be entitled to enter upon the premises where the Vehicles may be and remove them and refuse to redeliver them to Customer until such breach or default is cured without any of such actions being deemed an act of termination and without prejudice to the other remedies Ryder may have under this Agreement and at law. Customer will continue to be liable for all charges accruing during the period the Vehicles are retained by Ryder.

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(2)In the event Ryder takes possession of any Vehicle and there is any property in or upon the Vehicle which belongs to or is in the custody or control of Customer, subject to prior written notice to Customer, Ryder may take possession of such items and either hold them for Customer until Customer claims them or place them in public storage for Customer at Customer's expense.

(3)If a party’s material breach or default continues for ten (10) days after written notice has been received by the defaulting party, the non-defaulting party may terminate the Agreement. Upon termination pursuant to this Paragraph, Paragraph 11A(2) will be applicable, without prejudice to other remedies a Party may have under this Agreement and at law.

(4)     The defaulting party agrees to pay the non-defaulting party’s costs and expenses, including reasonable attorney's fees, incurred in collecting amounts due from the defaulting party or in enforcing any rights of non-defaulting party hereunder.

12.ASSIGNMENT OF AGREEMENT:
This Agreement will be binding on the parties hereto, their successors, legal representatives and assigns. Customer agrees to promptly notify Ryder in writing of any substantial changes in ownership or any material disposition of the assets of Customer's business. Customer does not have the right to lease any of the vehicles to a third party, nor to assign this Agreement or any interest therein without Ryder's prior written consent, which consent will not be, unreasonably withheld, and any attempt to do so will be voidable, except that , Customer shall be able to assign without consent in the event of a merger, sale, or transfer of the assets of the business to which this Agreement relates if assignee is credit approved by Ryder’s credit department.

13.FORCE MAJEURE:
Neither party will incur liability to the other party for failure to supply any Vehicle, provide a substitute vehicle, repair any disabled Vehicle, or provide fuel for Vehicles, or deliver any Vehicle for repair, if prevented by a national emergency, wars, riots, fires, labor disputes, Federal, state, or local laws, rules, regulations, shortages (local or national), or fuel allocation programs, or any other cause beyond a party’s reasonable control whether existing now or hereafter. The party asserting a right to suspend performance under the Agreement must promptly notify the other party of any cause for suspension and the anticipated duration of such suspension. The duration of the suspension shall reasonably match the force majeure event and the parties shall perform all other obligations that are not affected by the force majeure event.

14.GENERAL:
A.FOR THE AVOIDANCE OF DOUBT, NOTWITHSTANDING ANY OTHER PROVISION TO THE CONTRARY HEREIN, IN NO EVENT SHALL EITHER PARTY BE LIABLE TO THE OTHER FOR ANY INCIDENTAL, INDIRECT, REMOTE, OR CONSEQUENTIAL DAMAGES, INCLUDING, WITHOUT LIMITATION, ANY LOSS OF PROFITS, OR FOR ANY SPECIAL, EXEMPLARY OR PUNITIVE DAMAGES.
B.The parties intend that this Agreement and Schedule A constitute a conditional sale and service agreement between the parties for federal and state income tax purposes. The parties understand and intend that for federal and state income tax purposes, Customer, and not Ryder, has the depreciable interest in each Vehicle. Customer expressly declines to provide the certification provided by Section 7701(h)(2) (C) of the Internal Revenue Code of 1986, as amended, relating to certain “qualified motor vehicle operating agreements." Ryder and Customer agree that Customer is the owner of each Vehicle for federal income tax purposes, and Ryder agrees not to claim depreciation deductions in respect of any such Vehicle or otherwise take any position on any income tax return inconsistent with such treatment.
C.     Customer hereby grants Ryder a continuing Security interest in the Vehicles to secure the payment and performance of all of Customer's obligations owing to Ryder hereunder; Customer hereby authorizes Ryder to file Uniform Commercial Code financing statements with appropriate recording offices identifying Ryder’s interest in the Vehicles.
D.    Notices provided for herein will be in writing and mailed to the parties at their respective addresses set forth above. Facsimile or e-mail notices are acceptable if received by the recipient and a delivery receipt is obtained by the sender. This Agreement will not be binding on Ryder until executed at its Miami Headquarters by a person duly authorized and will then constitute the entire agreement and understanding between the parties concerning the Vehicles, notwithstanding any previous writings or oral undertakings, and its terms will not be altered by any oral agreement or informal writing, nor by failure to insist upon performance, or failure to exercise any rights or privileges, but alterations, additions, or changes in this Agreement will only be accomplished by written endorsements, amendments, or additional Schedules A to this Agreement executed by both parties. This Agreement shall be governed under the laws of the State of Texas, without regard to its conflict of law provisions.
E.    A copy, scan, digital, or electronic signature of this Agreement or any Schedule A is sufficient and binding in the same manner and for the same purposes as the originally signed version. Neither party may deny the legal effect, validity, or enforceability of this Agreement solely because it is in electronic form and any arguments to this effect arc expressly waived. This Agreement shall be admissible in any proceeding as a copy, electronically or digitally signed as if it contained original handwritten signatures.
F.    Confidentiality. Notwithstanding the unilateral provision in the Schedule A(s) on this subject matter, each party shall maintain the confidentiality of the terms and rates contained in the Agreement and any Schedule A or other contract there under, and shall not disclose the rates and terms therein unless required by law or regulation.
RYDER TRUCK RENTAL, INC. d/b/a            NEXEO SOLUTIONS, LLC
RYDER TRANSPORTATION SERVICES            (Customer)
(Ryder)
By: /s/ William J. Toerpe                    By: /s/ Ross Crane

William J. Toerpe, VP of Sales	Name & Title: Ross Crane, Executive Vice President and Chief Financial Officer

Date: 05 / 26 / 15                        Date: 5 / 26 / 15

Execution Version 5/22/2015

VEHICLE OPERATING & SERVICE AGREEMENT (VOSA) SCHEDULE A

Customer Name: Nexeo Solutions, LLC	Customer Vehicle Domicile: See attached Appendix		Lessee Number: 23947
Ryder Maintenance Facility Number & Name: See attached Appendix	Schedule A No. 2015-001	Schedule A Date: May 22, 2015	VOSA Date: May 22, 2015

1.    Vehicle: Each of the vehicles (each a “Vehicle” and collectively the “Vehicles”) listed in Appendix to this Schedule A shall be a Vehicle as that term is defined in Paragraph 1 of the Vehicle Operating and Service Agreement (the “VOSA”). Each Vehicle and Appendix are expressly incorporated into this Schedule A and the VOSA by reference and the terms of the VOSA and this Schedule A shall apply to each Vehicle as if listed directly hereon.

2.    Terms: Additional terms specific to each Vehicle are listed on Appendix. The Original Value at the end of the term shall be as listed on
Appendix .

	Graduated Charges
Starting Month	Ending Month	Mileage Rate
1	12	0.0200
13	24	0.0350
25	36	0.0550
37	48	0.0700
49	60	0.0800
61	72	0.0900
73	84	0.1050
	Average Rate	0.0650

3.    Vehicle Component Information: Vehicle component information specific to each Vehicle is listed on Appendix.

4.    Vehicle Agreement: Each Vehicle listed on Appendix to this Schedule A shall constitute a separate and independent agreement subject to the terms and conditions contained in: (i) the VOSA; (ii) any amendments to the VOSA; (iii) this Schedule A; and (iv) any other written agreement between Ryder and you regarding that Vehicle. Any reference to the VOSA contained in any of the foregoing documents shall be deemed to refer to each and every Vehicle agreement. Payments relating to an invoice for multiple Vehicles will be allocated on a pro-rata basis among the covered Vehicles. The terms of this Schedule A apply to all Vehicles listed on Appendix to this Schedule A and are part of each respective Vehicle agreement. If there is a conflict between the terms of this Schedule A and any other terms of the VOSA, then the terms of this Schedule A will apply.

5.    Investment: The Original Value, Monthly Depreciation and Fixed Charge Per Month listed are based, in part, upon the manufacturer’s quoted price as of the date you execute this Schedule A. If the manufacturer’s quoted price increases prior to the Date of Delivery of a Vehicle, then you agree that for each $50 increase in price (or fraction thereof), Original Value shall be increased by $50.00, Monthly Depreciation shall be increase by $0.65, and the Fixed Charge per Month shall be increased by $1.30.

6.    Original Identification Cost: $0. If this amount varies by $50.00 or more in price, the Original Value, Monthly Depreciation and Fixed Charge per Month will be adjusted as indicated in (3) above.

7.    Estimated Annual Mileage: Intentionally deleted.

8.    Estimated Annual Engine Hours for Refrigerated Trailers and Straight Trucks (“Refrigerated Vehicles”): Not applicable.

9.    Estimated Annual Standby Refrigeration: Not applicable.

10.     The CPI Base Index: Not applicable.
Adjustment Method: Notwithstanding anything in the Vehicle agreement to the contrary, the following terms shall apply to the Vehicles listed on this Schedule A (the “Scheduled Vehicle(s)”). In lieu of adjusting the charges on the Scheduled Vehicles based on the Vehicle agreement, the charges on each of the Scheduled Vehicles shall be increased according to the Graduated Charges Table above (the “Graduated Charges”). All Graduated Charges shall become effective at the times specified in the table above.

11. Per Vehicle Annual Allowances: The allowances described below are included in the Fixed Charge Per Month. If the actual cost of any item(s) listed below, including any costs incurred in states other than those listed, exceeds the annual allowance amount for that item, then you agree to pay Ryder the excess, in addition to all other charges.

Description    Annual Allowance Amount
Vehicles listed on this Schedule A operate in the State(s) of: AL, AZ, CA, CO, GA, FL, IL, KS, LA, MA, MI, MN, MO , NJ, NY, NC, OH, OK,

PA, SC, TN, TX, UT, WI
State Motor Vehicle License, Registration and Inspection fees	$0
FTA/Mileage Tax Permits	$0
Federal Heavy Vehicles Use Taxes	$0
Personal Property Taxes	$0

12.     Vehicle Related Services:

Vehicle Related Services	Provided By/Comments
Substitute Vehicles	You
Exterior Washing	Ryder
Safety Services	Ryder
Licensing	You
IFTA/Mileage Tax Permitting & Reporting	You
Pick-up and Delivery	See Appendix
Mobile Maintenance	See Appendix
PTO/Pump Maintenance	See Appendix

13.     Fuel: Ryder will provide fuel for the Vehicles when requested and charge you for any fuel it provides in accordance with the terms of the VOSA and in addition to all other charges. All fuel used in the Vehicle that is obtained from a third party other than Ryder shall be of a type and grade that meets all manufacturers’ recommendations and the requirements of applicable law.

14.     Party Responsible for Liability Insurance: You. Combined Single Limits $5,000,000 per occurrence. Ryder Truck Rental LT and Ryder Truck Rental, Inc. shall be an additional insured under your Liability Insurance policy and a beneficiary of your indemnities in accordance with the VOSA.

15.     Party Responsible for Physical Damage Insurance: You shall be responsible for all loss or damage to the Vehicles in accordance with the VOSA. Charges will not abate while the Vehicle is being repaired for Physical Damage during the agreement term or at expiration. If a vehicle is lost, stolen or damaged beyond economic repair, then you agree to pay Ryder its purchase price at the time of loss and related costs and expenses as determined under the VOSA. At the expiration of a Vehicle’s Term in Months (or upon earlier termination if you are not required to purchase the Vehicle), you shall pay Ryder the cost to de-identify each Vehicle and return the Vehicle to the Ryder service location listed on this Schedule A in good and working order without Physical Damage (normal wear and tear excepted). If you fail to do so, you shall continue to be liable for all obligations under this Agreement until you return the Vehicle to Ryder in accordance with this provision.

Other:

Inspections: Customer shall conduct pre and post inspections of the Vehicle, complete required reports, and promptly notify Ryder of any Vehicle condition issues. Ryder will not be liable for any Federal Motor Carrier Safety Administration (FMCSA”) violations or other citations for which Ryder was not provided notice.

Promotional Incentive: Ryder agrees that for each Vehicle listed on this Schedule A (each a “Scheduled Vehicle”) you shall receive a promotional incentive in the amount of the first month’s Fixed Charge per Month indicated on Appendix for each Scheduled Vehicle (the “Promotional Amount”). The Promotional Amount shall be applied by Ryder as a credit against charges in the first month of the term following the Scheduled Vehicle’s Date of Delivery. Without prejudice to Ryder’s other remedies under this Agreement, if you are in default of this Agreement, or this Agreement is terminated as to the Scheduled Vehicle for any reason (including theft or damage) prior to the expiration of the Schedule Vehicle’s term, then you agree to reimburse Ryder the full Promotional Amount on the effective date of termination.

Pick-up and Delivery: Notwithstanding anything in the Vehicle agreement to the contrary, when the Vehicles listed on this Schedule A (the “Scheduled Vehicle(s)”) require ordinary scheduled preventative maintenance and service (“PM Maintenance”) at the Maintenance Facility, Ryder agrees to pick-up each Scheduled Vehicle from you for performance of PM Maintenance, transport the Scheduled Vehicle to the Maintenance Facility for the performance of PM Maintenance, and to return each Scheduled Vehicle to you upon completion of PM Maintenance. The location where the Scheduled Vehicle(s) are retrieved and returned must be located within 25 miles of the Maintenance Facility. For claims that arise during pick-up and delivery service, the party responsible for Liability or Physical Damage Insurance shall cover the other party under its insurance to the maximum extent possible, with such insurance being primary. Ryder shall be a permissive user during pick-up and delivery service, and an additional insured (or loss payee for physical damage) when Customer is responsible for insurance, pursuant to the Agreement.

No Substitute Vehicles: Notwithstanding anything in the VOSA to the contrary, Ryder shall have no obligation to provide you with a Substitute Vehicle for the Vehicle(s) listed on this Schedule A. The charges shall not abate for any reason whatsoever, including, but not limited to, temporary mechanical failure.

Guaranteed Residual During the Term and at the End of the Term: If either party terminates the Agreement during the term of any Vehicle listed on this Schedule A (the “Scheduled Vehicle(s)”) for any reason, and at the expiration of the term of each Scheduled Vehicle, you shall either : (a) purchase all such Scheduled Vehicles with respect to which termination notice has been given or with respect to which the full term has expired (as the case may be), at its Schedule A Value on the effective date of termination or the term expiration date (as the case may be), or (b) no later than 30 days before the termination date or the term expiration date (as the case may be), you shall request Ryder to determinate the “Net Realizable Sales Proceeds” (as defined below) for each Scheduled Vehicle and shall then pay all amounts provided in this paragraph. Ryder shall determine the “Net Realizable Sales Proceeds” for each Scheduled Vehicle by selecting, at Ryder’s option, one of the following two methods: (1) Making a bona fide cash sale of each Scheduled Vehicle; or (2) Obtaining 3 bona fide wholesale cash bids for each Scheduled Vehicle. The amount that Ryder receives from a sale of a Scheduled Vehicle pursuant to (1) above, less all expenses incurred by Ryder in making such sale (including any sales commission paid by Ryder) and less all taxes resulting from the sale, or the highest of the 3 bids under (2) above, shall constitute the “Net Realizable Sales Proceeds”. If the Net Realizable Sales Proceeds for a Scheduled Vehicle exceed that Scheduled Vehicle’s Schedule A Value, then Ryder shall remit the excess to you, provided, however, that prior to remitting the excess to you, Ryder shall subtract an amount equal to any of your unpaid obligations under the Agreement. If, on the other hand, the Net Realizable Sales Proceeds for a Scheduled Vehicle are less than that Scheduled Vehicle’s Schedule A Value, then you agree to remit the deficiency to Ryder within 10 days of the date of Ryder’s invoice. Notwithstanding anything in the Agreement (or the definition of Schedule A Value or the purchase price therein), after the expiration date of the term for each Vehicle listed on this Schedule A, the depreciated Original Value for each Vehicle shall never be an amount which is less than 20% of the Original Value.

Tax Treatment: The parties intend that this Agreement and Schedule A constitute a conditional sale and service agreement between the parties for federal and state income tax purposes. The parties understand and intend that for federal and state income tax purposes, Customer, and not Ryder, has the depreciable interest in each Vehicle. Customer expressly declines to provide the certification provided by Section 7701 (h) (2) (C) of the Internal Revenue Code of 1986, as amended, relating to certain “qualified motor vehicle operating agreements.” Ryder and Customer agree that Customer is the owner of each Vehicle for federal income tax purposes, and Ryder agrees not to claim depreciation deductions in respect of any such Vehicle or otherwise take any position on any income tax return inconsistent with such treatment.

General: This Schedule A contains information regarding each Vehicle selected by you and is a part of the VOSA. When you sign this Schedule A, you authorize Ryder to obtain the Vehicle(s) listed on this Schedule A and agree to take delivery of them. The Term for the Vehicle(s) will begin when Ryder tenders it to you and will continue for the period specified on this Schedule A unless the Term is terminated earlier as permitted by the VOSA.

Additional Services: Except for the charges listed on this Schedule A, all charges for goods and services under the VOSA, including any services subcontracted by Ryder, will be billed per Ryder’s retail sales and service procedures and charges then in effect.

Disclaimer of Warranties: RYDER MAKES NO EXPRESS OR IMPLIED WARRANTY REGARDING THE VEHICLES, CHARGES OR ANY OTHER MATTER WHATSOEVER, INCLUDING, BUT NOT LIMITED TO, ANY WARRANTY OF MERACHTABILITY OR FITNESS FOR A SPECIAL OR PARTICULAR PURPOSE.

Waivers: EACH PARTY WAIVES AND RELEASES THE OTHER PARTY FROM ANY CLAIMS OR LIABILITY FOR ANY INDIRECT, INCIDENTAL, SPECIAL OR CONSEQUENTIAL DAMAGES, INCLUDING, BUT NOT LIMITED TO, LOST PROFITS. BOTH RYDER AND CUSTOMER WAIVE ANY RIGHT TO TRIAL BY JURY IN ANY SUIT RELATING TO THE TRANSACTIONS CONTEMPLATED BY THE VOSA.

Default on Rental or Return: If you are in default under any rental agreement with Ryder, you will also be in default under the VOSA. If you are in default under the VOSA, you will also be in default under any rental agreement with Ryder.

Confidentiality: You agree to maintain the confidentiality of the terms and rates contained in the VOSA and agree not to disclose our rates and terms unless required by law.

Indemnity Survival: All of the defense, release, indemnification, insurance and hold harmless provisions in the VOSA shall survive the termination or expiration of the VOSA for any reason.

Mobile Maintenance: This Amendment shall apply to each Vehicle with mobile or onsite maintenance services included, on this Schedule A and Appendix, as a vehicle related service. Customer hereby grants Ryder a license to access the Customer facility(s) located at the Vehicle Domicile listed in Appendix (the “Customer Facility(s)”) for providing the mobile maintenance services described herein, together with the right of ingress thereto and egress therefrom on and over any surrounding property owned or leased by Customer, which may be required by Ryder to perform the services described herein. “Mobile Maintenance Services” includes minor driver-vehicle condition repairs and reports, minor preventative maintenance and preventive maintenance follow-up, routine inspections, and Department of Transportation inspections. The determination of the agreed upon maintenance and repair functions, if any, which will actually be performed at the Customer Facility shall be solely within Ryder's discretion. Ryder will not be providing any washing services at Customer Facility. Ryder will not store materials of any kind in any drums, tanks or other containers at the Customer Facility, this includes lubricants, fuel, cleaning materials, solvents, or other materials needed to perform Mobile Maintenance Services. Ryder will not store, deposit or leave behind any waste materials at the Customer Facility. All waste materials resulting from and all products needed to perform Mobile Maintenance Services will be removed by the service vehicle on a daily basis and brought to the Ryder Maintenance Facility where the mobile maintenance vehicle is domiciled. Customer represents and warrants that (i) no restrictive covenants, zoning ordinances or other applicable restrictions prohibit Ryder's intended use of the Customer Facility for the Mobile Maintenance Services, (ii) Customer has full power and authority to grant the license as specified herein without having to obtain the consent of any other party and (iii) the Mobile Maintenance Services are permissible under the laws and regulations applicable to such services and under all agreements to which Customer is a party. Customer shall provide Ryder with a safe work environment and provide all electrical, plumbing and utilities to perform the Mobile Maintenance Services. Ryder shall comply with all of Customer’s reasonable policies and procedures at the Customer Facility. In the event of a breach of any of the foregoing warranties with respect to any Customer Facility, Customer shall indemnify Ryder for any Damages and Defense Costs to the extent incurred as a result of any breach of the foregoing warranties. In the event that Ryder is no longer able to perform Mobile Maintenance Services at the Customer Facility, as determined in its sole discretion, the services under the Agreement will be performed in accordance with the Agreement at the Ryder Maintenance Facility provided in this Schedule A.

RYDER TRUCK RENTAL, INC.
d/b/a RYDER TRANSPORTATION SERVICES    NEXEO SOLUTIONS, LLC
(“Ryder”)    (“Customer”)
By:    /s/ Bill J. Toerpe        By:    /s/ Ross Crane
Name:    Bill Toerpe         Name:    Ross Crane

Title:    VP National Sales         Title:    Executive Vice President and Chief Financial Officer

Date:    05/26/15         Date:    05/26/2015

Appendix to Schedule A Number 2015-001

Vehicle and Operating Service Agreement
Between Ryder and Nexeo
Dated May 22, 2015

Vehicle Count	Customer Vehicle Domicile	Ryder Unit No.	Customer Unit No.	Ryder Maintenance Facility Number & Name	Date of Delivery	Term in Months	Estimated Annual Mileage	Fixed Charge (Frequency)	Total Original Value	Total Monthly Depreciation	Model Year	Serial Number
1	Baton Rouge, LA			586,Baton Rouge, LA (3028)		84	50,000	Month: $2292.67	$131,718	$1052.63	2016
2	Baton Rouge, LA			586,Baton Rouge, LA (3028)		84	50,000	Month: $2292.67	$131,718	$1052.63	2016
3	Baton Rouge, LA			586,Baton Rouge, LA (3028)		84	50,000	Month: $2292.67	$131,718	$1052.63	2016
4	Birmingham, Al			315 North Birmingham, AL (3028)		84	50,000	Month: $2292.67	$131,718	$1052.63	2016
5	Birmingham, Al			315 North Birmingham, AL (3028)		84	50,000	Month: $2292.67	$131,718	$1052.63	2016
6	Birmingham, Al			315 North Birmingham, AL (3028)		84	50,000	Month: $2292.67	$131,718	$1052.63	2016
7	Birmingham, Al			315 North Birmingham, AL (3028)		84	50,000	Month: $2292.67	$131,718	$1052.63	2016
8	Carteret, NJ			220 Elizabeth NJ (3249)		84	50,000	Month: $2292.67	$131,718	$1052.63	2016
9	Carteret, NJ			220 Elizabeth NJ (3249)		84	50,000	Month: $2292.67	$131,718	$1052.63	2016
10	Carteret, NJ			220 Elizabeth NJ (3249)		84	50,000	Month: $2292.67	$131,718	$1052.63	2016
11	Carteret, NJ			220 Elizabeth NJ (3249)		84	50,000	Month: $2292.67	$131,718	$1052.63	2016
12	Carteret, NJ			220 Elizabeth NJ (3249)		84	50,000	Month: $2292.67	$131,718	$1052.63	2016
13	Carteret, NJ			220 Elizabeth NJ (3249)		84	50,000	Month: $2292.67	$131,718	$1052.63	2016
14	Carteret, NJ			220 Elizabeth NJ (3249)		84	50,000	Month: $2292.67	$131,718	$1052.63	2016
15	Carteret, NJ			220 Elizabeth NJ (3249)		84	50,000	Month: $2292.67	$131,718	$1052.63	2016
16	Carteret, NJ			220 Elizabeth NJ (3249)		84	50,000	Month: $2292.67	$131,718	$1052.63	2016
17	Chandler, AZ			983 Tempe AZ (3125)		84	50,000	Month: $2292.67	$131,718	$1052.63	2016
18	Chandler, AZ			983 Tempe AZ (3125)		84	50,000	Month: $2292.67	$131,718	$1052.63	2016
19	Charlotte, NC			164,Charlotte-North, NC (3325)		84	50,000	Month: $2292.67	$131,718	$1052.63	2016
20	Charlotte, NC			164,Charlotte-North, NC (3325)		84	50,000	Month: $2292.67	$131,718	$1052.63	2016
21	Charlotte, NC			164,Charlotte-North, NC (3325)		84	50,000	Month: $2292.67	$131,718	$1052.63	2016
22	Charlotte, NC			164,Charlotte-North, NC (3325)		84	50,000	Month: $2292.67	$131,718	$1052.63	2016
23	Charlotte, NC			164,Charlotte-North, NC (3325)		84	50,000	Month: $2292.67	$131,718	$1052.63	2016
24	Charlotte, NC			164,Charlotte-North, NC (3325)		84	50,000	Month: $2292.67	$131,718	$1052.63	2016
25	Charlotte, NC			164,Charlotte-North, NC (3325)		84	50,000	Month: $2292.67	$131,718	$1052.63	2016
26	Charlotte, NC			164,Charlotte-North, NC (3325)		84	50,000	Month: $2292.67	$131,718	$1052.63	2016
27	Charlotte, NC			164,Charlotte-North, NC (3325)		84	50,000	Month: $2292.67	$131,718	$1052.63	2016
28	Charlotte, NC			164,Charlotte-North, NC (3325)		84	50,000	Month: $2292.67	$131,718	$1052.63	2016
29	Charlotte, NC			164,Charlotte-North, NC (3325)		84	50,000	Month: $2292.67	$131,718	$1052.63	2016
30	Cincinnati, OH			372,Sharonville, OH (3087)		84	50,000	Month: $2292.67	$131,718	$1052.63	2016
31	Cincinnati, OH			372,Sharonville, OH (3087)		84	50,000	Month: $2292.67	$131,718	$1052.63	2016
32	Cincinnati, OH			372,Sharonville, OH (3087)		84	50,000	Month: $2292.67	$131,718	$1052.63	2016
33	Cincinnati, OH			372,Sharonville, OH (3087)		84	50,000	Month: $2292.67	$131,718	$1052.63	2016
34	Denver, CO			163,Denver-Holly St. (3125)		84	50,000	Month: $2292.67	$131,718	$1052.63	2016
35	Doraville, GA			154,Doraville, GA (3339)		84	50,000	Month: $2292.67	$131,718	$1052.63	2016
36	Doraville, GA			154,Doraville, GA (3339)		84	50,000	Month: $2292.67	$131,718	$1052.63	2016
37	Doraville, GA			154,Doraville, GA (3339)		84	50,000	Month: $2292.67	$131,718	$1052.63	2016
38	Doraville, GA			154,Doraville, GA (3339)		84	50,000	Month: $2292.67	$131,718	$1052.63	2016
39	Doraville, GA			154,Doraville, GA (3339)		84	50,000	Month: $2292.67	$131,718	$1052.63	2016
40	Doraville, GA			154,Doraville, GA (3339)		84	50,000	Month: $2292.67	$131,718	$1052.63	2016
41	Doraville, GA			154,Doraville, GA (3339)		84	50,000	Month: $2292.67	$131,718	$1052.63	2016

42	Doraville, GA	154,Doraville, GA (3339)	84	50,000	Month: $2292.67	$131,718	$1052.63	2016
43	Doraville, GA	154,Doraville, GA (3339)	84	50,000	Month: $2292.67	$131,718	$1052.63	2016
44	Doraville, GA	154,Doraville, GA (3339)	84	50,000	Month: $2292.67	$131,718	$1052.63	2016
45	Doraville, GA	154,Doraville, GA (3339)	84	50,000	Month: $2292.67	$131,718	$1052.63	2016
46	Doraville, GA	154,Doraville, GA (3339)	84	50,000	Month: $2292.67	$131,718	$1052.63	2016
47	Fairfield, CA	495,Benicia, CA (3178)	84	50,000	Month: $2292.67	$131,718	$1052.63	2016
48	Fairfield, CA	495,Benicia, CA (3178)	84	50,000	Month: $2292.67	$131,718	$1052.63	2016
49	Garland, TX	422,Garland, TX (3121)	84	50,000	Month: $2292.67	$131,718	$1052.63	2016
50	Garland, TX	422,Garland, TX (3121)	84	50,000	Month: $2292.67	$131,718	$1052.63	2016
51	Garland, TX	422,Garland, TX (3121)	84	50,000	Month: $2292.67	$131,718	$1052.63	2016
52	Garland, TX	422,Garland, TX (3121)	84	50,000	Month: $2292.67	$131,718	$1052.63	2016
53	Garland, TX	422,Garland, TX (3121)	84	50,000	Month: $2292.67	$131,718	$1052.63	2016
54	Grove City, OH	2649,Obetz, OH (3037)	84	50,000	Month: $2292.67	$131,718	$1052.63	2016
55	Houston, TX	234,Houston-Hobby (3120)	84	50,000	Month: $2292.67	$131,718	$1052.63	2016
56	Houston, TX	234,Houston-Hobby (3120)	84	50,000	Month: $2292.67	$131,718	$1052.63	2016
57	Houston, TX	234,Houston-Hobby (3120)	84	50,000	Month: $2292.67	$131,718	$1052.63	2016
58	Houston, TX	234,Houston-Hobby (3120)	84	50,000	Month: $2292.67	$131,718	$1052.63	2016
59	Houston, TX	234,Houston-Hobby (3120)	84	50,000	Month: $2292.67	$131,718	$1052.63	2016
60	Houston, TX	234,Houston-Hobby (3120)	84	50,000	Month: $2292.67	$131,718	$1052.63	2016
61	Kansas City, KS	381,Lenexa Kansas (3139)	84	50,000	Month: $2292.67	$131,718	$1052.63	2016
62	Kansas City, KS	381,Lenexa Kansas (3139)	84	50,000	Month: $2292.67	$131,718	$1052.63	2016
63	Knoxville, TN	1247,Knoxville - Strwbrr (3087)	84	50,000	Month: $2292.67	$131,718	$1052.63	2016
64	Knoxville, TN	1247,Knoxville - Strwbrr (3087)	84	50,000	Month: $2292.67	$131,718	$1052.63	2016
65	Lansing, MI	2634,Lansing - Atlas (3042)	84	50,000	Month: $2292.67	$131,718	$1052.63	2016
66	Lansing, MI	2634,Lansing - Atlas (3042)	84	50,000	Month: $2292.67	$131,718	$1052.63	2016
67	Lansing, MI	2634,Lansing - Atlas (3042)	84	50,000	Month: $2292.67	$131,718	$1052.63	2016
68	Lansing, MI	2634,Lansing - Atlas (3042)	84	50,000	Month: $2292.67	$131,718	$1052.63	2016
69	Lansing, MI	2634,Lansing - Atlas (3042)	84	50,000	Month: $2292.67	$131,718	$1052.63	2016
70	Lansing, MI	2634,Lansing - Atlas (3042)	84	50,000	Month: $2292.67	$131,718	$1052.63	2016
71	Lansing, MI	2634,Lansing - Atlas (3042)	84	50,000	Month: $2292.67	$131,718	$1052.63	2016
72	Memphis, TN	528,Memphis-Air Park (3092)	84	50,000	Month: $2292.67	$131,718	$1052.63	2016
73	Memphis, TN	528,Memphis-Air Park (3092)	84	50,000	Month: $2292.67	$131,718	$1052.63	2016
74	Menasha, WI	386,Neenah, WI (3076)	84	50,000	Month: $2292.67	$131,718	$1052.63	2016
75	Menasha, WI	386,Neenah, WI (3076)	84	50,000	Month: $2292.67	$131,718	$1052.63	2016
76	Midland, TX	574,Odessa, TX (3112)	84	50,000	Month: $2292.67	$131,718	$1052.63	2016
77	Midland, TX	574,Odessa, TX (3112)	84	50,000	Month: $2292.67	$131,718	$1052.63	2016
78	Midland, TX	574,Odessa, TX (3112)	84	50,000	Month: $2292.67	$131,718	$1052.63	2016
79	Conroe, TX	138,Houston-Hempstead Hy (3120)	84	50,000	Month: $2292.67	$131,718	$1052.63	2016
80	Conroe, TX	138,Houston-Hempstead Hy (3120)	84	50,000	Month: $2292.67	$131,718	$1052.63	2016
81	Conroe, TX	138,Houston-Hempstead Hy (3120)	84	50,000	Month: $2292.67	$131,718	$1052.63	2016
82	Conroe, TX	138,Houston-Hempstead Hy (3120)	84	50,000	Month: $2292.67	$131,718	$1052.63	2016
83	Conroe, TX	138,Houston-Hempstead Hy (3120)	84	50,000	Month: $2292.67	$131,718	$1052.63	2016
84	Conroe, TX	138,Houston-Hempstead Hy (3120)	84	50,000	Month: $2292.67	$131,718	$1052.63	2016
85	Conroe, TX	138,Houston-Hempstead Hy (3120)	84	50,000	Month: $2292.67	$131,718	$1052.63	2016
86	Conroe, TX	138,Houston-Hempstead Hy (3120)	84	50,000	Month: $2292.67	$131,718	$1052.63	2016
87	Conroe, TX	138,Houston-Hempstead Hy (3120)	84	50,000	Month: $2292.67	$131,718	$1052.63	2016
88	Conroe, TX	138,Houston-Hempstead Hy (3120)	84	50,000	Month: $2292.67	$131,718	$1052.63	2016
89	Conroe, TX	138,Houston-Hempstead Hy (3120)	84	50,000	Month: $2292.67	$131,718	$1052.63	2016
90	Conroe, TX	138,Houston-Hempstead Hy (3120)	84	50,000	Month: $2292.67	$131,718	$1052.63	2016
91	Mobile, AL	670,Mobile, AL (3028)	84	50,000	Month: $2292.67	$131,718	$1052.63	2016
92	Mobile, AL	670,Mobile, AL (3028)	84	50,000	Month: $2292.67	$131,718	$1052.63	2016
93	Mobile, AL	670,Mobile, AL (3028)	84	50,000	Month: $2292.67	$131,718	$1052.63	2016
94	Morrisville, PA	167,Fairless Hills, PA (3276)	84	50,000	Month: $2292.67	$131,718	$1052.63	2016
95	St Loius, MO	988,Fenton MO (3139)	84	50,000	Month: $2292.67	$131,718	$1052.63	2016
96	St Loius, MO	988,Fenton MO (3139)	84	50,000	Month: $2292.67	$131,718	$1052.63	2016
97	St Loius, MO	988,Fenton MO (3139)	84	50,000	Month: $2292.67	$131,718	$1052.63	2016
98	St Loius, MO	988,Fenton MO (3139)	84	50,000	Month: $2292.67	$131,718	$1052.63	2016
99	Saint Paul, MN	638,Roseville, MN (30786)	84	50,000	Month: $2292.67	$131,718	$1052.63	2016
100	Saint Paul, MN	638,Roseville, MN (30786)	84	50,000	Month: $2292.67	$131,718	$1052.63	2016
101	Saint Paul, MN	638,Roseville, MN (30786)	84	50,000	Month: $2292.67	$131,718	$1052.63	2016
102	Tewksbury, MA	364,Dracut, MA (3213)	84	50,000	Month: $2292.67	$131,718	$1052.63	2016
103	Tewksbury, MA	364,Dracut, MA (3213)	84	50,000	Month: $2292.67	$131,718	$1052.63	2016
104	Tonawanda, NY	895,Tonawanda, NY (3288)	84	50,000	Month: $2292.67	$131,718	$1052.63	2016
105	Tonawanda, NY	895,Tonawanda, NY (3288)	84	50,000	Month: $2292.67	$131,718	$1052.63	2016

106	Tonawanda, NY	895,Tonawanda, NY (3288)	84	50,000	Month: $2292.67	$131,718	$1052.63	2016
107	Tonawanda, NY	895,Tonawanda, NY (3288)	84	50,000	Month: $2292.67	$131,718	$1052.63	2016
108	Twinsburg, OH	562,Walton Hill, OH (3037)	84	50,000	Month: $2292.67	$131,718	$1052.63	2016
109	Twinsburg, OH	562,Walton Hill, OH (3037)	84	50,000	Month: $2292.67	$131,718	$1052.63	2016
110	Twinsburg, OH	562,Walton Hill, OH (3037)	84	50,000	Month: $2292.67	$131,718	$1052.63	2016
111	Twinsburg, OH	562,Walton Hill, OH (3037)	84	50,000	Month: $2292.67	$131,718	$1052.63	2016
112	Twinsburg, OH	562,Walton Hill, OH (3037)	84	50,000	Month: $2292.67	$131,718	$1052.63	2016
113	Twinsburg, OH	562,Walton Hill, OH (3037)	84	50,000	Month: $2292.67	$131,718	$1052.63	2016
114	Twinsburg, OH	562,Walton Hill, OH (3037)	84	50,000	Month: $2292.67	$131,718	$1052.63	2016
115	Warren, MI	274,Roseville, MI (3042)	84	50,000	Month: $2292.67	$131,718	$1052.63	2016
116	Willow Springs, IL	766,Cicero, IL (3032)	84	50,000	Month: $2292.67	$131,718	$1052.63	2016
117	Willow Springs, IL	766,Cicero, IL (3032)	84	50,000	Month: $2292.67	$131,718	$1052.63	2016
118	Willow Springs, IL	766,Cicero, IL (3032)	84	50,000	Month: $2292.67	$131,718	$1052.63	2016
119	Willow Springs, IL	766,Cicero, IL (3032)	84	50,000	Month: $2292.67	$131,718	$1052.63	2016
120	Willow Springs, IL	766,Cicero, IL (3032)	84	50,000	Month: $2292.67	$131,718	$1052.63	2016
121	Willow Springs, IL	766,Cicero, IL (3032)	84	50,000	Month: $2292.67	$131,718	$1052.63	2016
122	Willow Springs, IL	766,Cicero, IL (3032)	84	50,000	Month: $2292.67	$131,718	$1052.63	2016
123	Willow Springs, IL	766,Cicero, IL (3032)	84	50,000	Month: $2292.67	$131,718	$1052.63	2016
124	Willow Springs, IL	766,Cicero, IL (3032)	84	50,000	Month: $2292.67	$131,718	$1052.63	2016
125	Willow Springs, IL	766,Cicero, IL (3032)	84	50,000	Month: $2292.67	$131,718	$1052.63	2016
126	Willow Springs, IL	766,Cicero, IL (3032)	84	50,000	Month: $2292.67	$131,718	$1052.63	2016
127	Willow Springs, IL	766,Cicero, IL (3032)	84	50,000	Month: $2292.67	$131,718	$1052.63	2016
128	Willow Springs, IL	766,Cicero, IL (3032)	84	50,000	Month: $2292.67	$131,718	$1052.63	2016
129	Willow Springs, IL	766,Cicero, IL (3032)	84	50,000	Month: $2292.67	$131,718	$1052.63	2016
130	Clearfield, UT	1638,Clearfield, UT (3181)	84	50,000	Month: $2292.67	$131,718	$1052.63	2016
131	Shakopee, MN	614,Burnsville, MN (3076)	84	50,000	Month: $2292.67	$131,718	$1052.63	2016
132	Tampa, FL	1089,Tampa-Dale Mabry (3343)	84	50,000	Month: $2292.67	$131,718	$1052.63	2016
133	Tampa, FL	1089,Tampa-Dale Mabry (3343)	84	50,000	Month: $2292.67	$131,718	$1052.63	2016
134	Tampa, FL	1089,Tampa-Dale Mabry (3343)	84	50,000	Month: $2292.67	$131,718	$1052.63	2016
135	Clearfield, UT	1638,Clearfield, UT (3181)	84	50,000	Month: $2526.33	$136,796	$1197.54	2016
136	Fairfield, CA	569,Rancho Dominguez, CA (3189)	84	50,000	Month: $2292.67	$131,718	$1052.63	2016
137	Fairfield, CA	569,Rancho Dominguez, CA (3189)	84	50,000	Month: $2292.67	$131,718	$1052.63	2016
138	Fairfield, CA	569,Rancho Dominguez, CA (3189)	84	50,000	Month: $2292.67	$131,718	$1052.63	2016
139	Franklin Park, IL	351,Bensenville, IL (3032)	84	50,000	Month: $2292.67	$131,718	$1052.63	2016
140	Nashville, TN	395,Nashville-Polk Ave (3095)	84	50,000	Month: $2292.67	$131,718	$1052.63	2016
141	Nashville, TN	395,Nashville-Polk Ave (3095)	84	50,000	Month: $2292.67	$131,718	$1052.63	2016
142	Tulsa, OK	984,Wolf Point-Tulsa (3112)	84	50,000	Month: $2292.67	$131,718	$1052.63	2016
143	Anderson, SC	751,Anderson, SC (3334)	84	50,000	Month: $2292.67	$131,718	$1052.63	2016
144	Anderson, SC	751,Anderson, SC (3334)	84	50,000	Month: $2292.67	$131,718	$1052.63	2016
145	Binghamton, NY	525,Binghamton, NY (3028)	84	50,000	Month: $2077.31	$118,520	$902.39	2016
146	Binghamton, NY	525,Binghamton, NY (3028)	84	50,000	Month: $2077.31	$118,520	$902.39	2016
147	Chandler, AZ	983,Tempe AZ (3125)	84	50,000	Month: $2077.31	$118,520	$902.39	2016
148	Charlotte, NC	164,Charlotte-North, NC (3325)	84	50,000	Month: $2077.31	$118,520	$902.39	2016
149	Charlotte, NC	164,Charlotte-North, NC (3325)	84	50,000	Month: $2077.31	$118,520	$902.39	2016
150	Charlotte, NC	164,Charlotte-North, NC (3325)	84	50,000	Month: $2077.31	$118,520	$902.39	2016
151	Cincinnati, OH	372,Sharonville, OH (3087)	84	50,000	Month: $2077.31	$118,520	$902.39	2016
152	Cincinnati, OH	372,Sharonville, OH (3087)	84	50,000	Month: $2077.31	$118,520	$902.39	2016
153	Cincinnati, OH	372,Sharonville, OH (3087)	84	50,000	Month: $2077.31	$118,520	$902.39	2016
154	Cincinnati, OH	372,Sharonville, OH (3087)	84	50,000	Month: $2077.31	$118,520	$902.39	2016
155	Dayton, OH	473,Dayton, OH (3037)	84	50,000	Month: $2077.31	$118,520	$902.39	2016
156	Dayton, OH	473,Dayton, OH (3037)	84	50,000	Month: $2077.31	$118,520	$902.39	2016
157	Dayton, OH	473,Dayton, OH (3037)	84	50,000	Month: $2077.31	$118,520	$902.39	2016
158	Dayton, OH	473,Dayton, OH (3037)	84	50,000	Month: $2077.31	$118,520	$902.39	2016
159	Doraville, GA	154,Doraville, GA (3339)	84	50,000	Month: $2077.31	$118,520	$902.39	2016
160	Franklin Park, IL	351,Bensenville, IL (3032)	84	50,000	Month: $2077.31	$118,520	$902.39	2016
161	Franklin Park, IL	351,Bensenville, IL (3032)	84	50,000	Month: $2077.31	$118,520	$902.39	2016
162	Franklin Park, IL	351,Bensenville, IL (3032)	84	50,000	Month: $2077.31	$118,520	$902.39	2016
163	Franklin Park, IL	351,Bensenville, IL (3032)	84	50,000	Month: $2077.31	$118,520	$902.39	2016
164	Franklin Park, IL	351,Bensenville, IL (3032)	84	50,000	Month: $2077.31	$118,520	$902.39	2016
165	Grove City, OH	2649,Obetz, OH (3037)	84	50,000	Month: $2077.31	$118,520	$902.39	2016
166	Grove City, OH	2649,Obetz, OH (3037)	84	50,000	Month: $2077.31	$118,520	$902.39	2016
167	Grove City, OH	2649,Obetz, OH (3037)	84	50,000	Month: $2077.31	$118,520	$902.39	2016
168	Grove City, OH	2649,Obetz, OH (3037)	84	50,000	Month: $2077.31	$118,520	$902.39	2016
169	Morrisville, PA	167,Fairless Hills, PA (3276)	84	50,000	Month: $2077.31	$118,520	$902.39	2016

170	Morrisville, PA	167,Fairless Hills, PA (3276)	84	50,000	Month: $2077.31	$118,520	$902.39	2016
171	Morrisville, PA	167,Fairless Hills, PA (3276)	84	50,000	Month: $2077.31	$118,520	$902.39	2016
172	Morrisville, PA	167,Fairless Hills, PA (3276)	84	50,000	Month: $2077.31	$118,520	$902.39	2016
173	Morrisville, PA	167,Fairless Hills, PA (3276)	84	50,000	Month: $2077.31	$118,520	$902.39	2016
174	Morrisville, PA	167,Fairless Hills, PA (3276)	84	50,000	Month: $2077.31	$118,520	$902.39	2016
175	Morrisville, PA	167,Fairless Hills, PA (3276)	84	50,000	Month: $2077.31	$118,520	$902.39	2016
176	Morrisville, PA	167,Fairless Hills, PA (3276)	84	50,000	Month: $2077.31	$118,520	$902.39	2016
177	Morrisville, PA	167,Fairless Hills, PA (3276)	84	50,000	Month: $2077.31	$118,520	$902.39	2016
178	Morrisville, PA	167,Fairless Hills, PA (3276)	84	50,000	Month: $2077.31	$118,520	$902.39	2016
179	Shakopee, MN	614,Burnsville, MN (3076)	84	50,000	Month: $2077.31	$118,520	$902.39	2016
180	Shakopee, MN	614,Burnsville, MN (3076)	84	50,000	Month: $2077.31	$118,520	$902.39	2016
181	Shakopee, MN	614,Burnsville, MN (3076)	84	50,000	Month: $2077.31	$118,520	$902.39	2016
182	Tewksbury, MA	364,Dracut, MA (3213)	84	50,000	Month: $2077.31	$118,520	$902.39	2016
183	Tewksbury, MA	364,Dracut, MA (3213)	84	50,000	Month: $2077.31	$118,520	$902.39	2016
184	Twinsburg, OH	562,Walton Hill, OH (3037)	84	50,000	Month: $2077.31	$118,520	$902.39	2016
185	Twinsburg, OH	562,Walton Hill, OH (3037)	84	50,000	Month: $2077.31	$118,520	$902.39	2016
186	Warren, MI	274,Roseville, MI (3042)	84	50,000	Month: $2077.31	$118,520	$902.39	2016
187	Warren, MI	274,Roseville, MI (3042)	84	50,000	Month: $2077.31	$118,520	$902.39	2016
188	Warren, MI	274,Roseville, MI (3042)	84	50,000	Month: $2077.31	$118,520	$902.39	2016
189	Warren, MI	274,Roseville, MI (3042)	84	50,000	Month: $2077.31	$118,520	$902.39	2016
190	Warren, MI	274,Roseville, MI (3042)	84	50,000	Month: $2077.31	$118,520	$902.39	2016
191	Franklin Park, IL	766,Cicero, IL (3032)	84	50,000	Month: $2077.31	$118,520	$902.39	2016
192	Franklin Park, IL	766,Cicero, IL (3032)	84	50,000	Month: $2077.31	$118,520	$902.39	2016
193	Franklin Park, IL	766,Cicero, IL (3032)	84	50,000	Month: $2077.31	$118,520	$902.39	2016
194	Franklin Park, IL	766,Cicero, IL (3032)	84	50,000	Month: $2077.31	$118,520	$902.39	2016
195	Fairfield, CA	569,Rancho Dominguez (3189)	84	50,000	Month: $2077.31	$118,520	$902.39	2016
196	Fairfield, CA	569,Rancho Dominguez (3189)	84	50,000	Month: $2077.31	$118,520	$902.39	2016
197	Fairfield, CA	569,Rancho Dominguez (3189)	84	50,000	Month: $2077.31	$118,520	$902.39	2016
198	Garland, TX	422,Garland, TX (3121)	84	50,000	Month: $2077.31	$118,520	$902.39	2016
199	Garland, TX	422,Garland, TX (3121)	84	50,000	Month: $2077.31	$118,520	$902.39	2016
200	Garland, TX	422,Garland, TX (3121)	84	50,000	Month: $2343.15	$124,931	$1054.14	2016
201	Garland, TX	422,Garland, TX (3121)	84	50,000	Month: $2343.15	$124,931	$1054.14	2016
202	Garland, TX	422,Garland, TX (3121)	84	50,000	Month: $2343.15	$124,931	$1054.14	2016

Original Value at end of Term	Licensed Weight	CAB/Chassis - Description	Cab/ Chassis Original Value	Other Description	Other Original Value	Chassis Monthly Depreciation	Other Monthly Depreciation	Pick-Up & Delivery	Mobile Maintenance Services	PTO/ Pump Maintenance
$43,297	80,000	Cascadia T/A Daycab PX 12564ST-Tanker	$120,024	PTO/Pump System	$11,694	$913.42	$139.21			Ryder
$43,297	80,000	Cascadia T/A Daycab PX 12564ST-Tanker	$120,024	PTO/Pump System	$11,694	$913.42	$139.21			Ryder
$43,297	80,000	Cascadia T/A Daycab PX 12564ST-Tanker	$120,024	PTO/Pump System	$11,694	$913.42	$139.21			Ryder
$43,297	80,000	Cascadia T/A Daycab PX 12564ST-Tanker	$120,024	PTO/Pump System	$11,694	$913.42	$139.21			Ryder
$43,297	80,000	Cascadia T/A Daycab PX 12564ST-Tanker	$120,024	PTO/Pump System	$11,694	$913.42	$139.21			Ryder
$43,297	80,000	Cascadia T/A Daycab PX 12564ST-Tanker	$120,024	PTO/Pump System	$11,694	$913.42	$139.21			Ryder
$43,297	80,000	Cascadia T/A Daycab PX 12564ST-Tanker	$120,024	PTO/Pump System	$11,694	$913.42	$139.21			Ryder
$43,297	80,000	Cascadia T/A Daycab PX 12564ST-Tanker	$120,024	PTO/Pump System	$11,694	$913.42	$139.21	Ryder		Ryder
$43,297	80,000	Cascadia T/A Daycab PX 12564ST-Tanker	$120,024	PTO/Pump System	$11,694	$913.42	$139.21	Ryder		Ryder
$43,297	80,000	Cascadia T/A Daycab PX 12564ST-Tanker	$120,024	PTO/Pump System	$11,694	$913.42	$139.21	Ryder		Ryder
$43,297	80,000	Cascadia T/A Daycab PX 12564ST-Tanker	$120,024	PTO/Pump System	$11,694	$913.42	$139.21	Ryder		Ryder
$43,297	80,000	Cascadia T/A Daycab PX 12564ST-Tanker	$120,024	PTO/Pump System	$11,694	$913.42	$139.21	Ryder		Ryder
$43,297	80,000	Cascadia T/A Daycab PX 12564ST-Tanker	$120,024	PTO/Pump System	$11,694	$913.42	$139.21	Ryder		Ryder
$43,297	80,000	Cascadia T/A Daycab PX 12564ST-Tanker	$120,024	PTO/Pump System	$11,694	$913.42	$139.21	Ryder		Ryder
$43,297	80,000	Cascadia T/A Daycab PX 12564ST-Tanker	$120,024	PTO/Pump System	$11,694	$913.42	$139.21	Ryder		Ryder
$43,297	80,000	Cascadia T/A Daycab PX 12564ST-Tanker	$120,024	PTO/Pump System	$11,694	$913.42	$139.21	Ryder		Ryder
$43,297	80,000	Cascadia T/A Daycab PX 12564ST-Tanker	$120,024	PTO/Pump System	$11,694	$913.42	$139.21	Ryder		Ryder
$43,297	80,000	Cascadia T/A Daycab PX 12564ST-Tanker	$120,024	PTO/Pump System	$11,694	$913.42	$139.21	Ryder		Ryder
$43,297	80,000	Cascadia T/A Daycab PX 12564ST-Tanker	$120,024	PTO/Pump System	$11,694	$913.42	$139.21	Ryder		Ryder
$43,297	80,000	Cascadia T/A Daycab PX 12564ST-Tanker	$120,024	PTO/Pump System	$11,694	$913.42	$139.21	Ryder		Ryder
$43,297	80,000	Cascadia T/A Daycab PX 12564ST-Tanker	$120,024	PTO/Pump System	$11,694	$913.42	$139.21	Ryder		Ryder
$43,297	80,000	Cascadia T/A Daycab PX 12564ST-Tanker	$120,024	PTO/Pump System	$11,694	$913.42	$139.21	Ryder		Ryder
$43,297	80,000	Cascadia T/A Daycab PX 12564ST-Tanker	$120,024	PTO/Pump System	$11,694	$913.42	$139.21	Ryder		Ryder
$43,297	80,000	Cascadia T/A Daycab PX 12564ST-Tanker	$120,024	PTO/Pump System	$11,694	$913.42	$139.21	Ryder		Ryder
$43,297	80,000	Cascadia T/A Daycab PX 12564ST-Tanker	$120,024	PTO/Pump System	$11,694	$913.42	$139.21	Ryder		Ryder
$43,297	80,000	Cascadia T/A Daycab PX 12564ST-Tanker	$120,024	PTO/Pump System	$11,694	$913.42	$139.21	Ryder		Ryder
$43,297	80,000	Cascadia T/A Daycab PX 12564ST-Tanker	$120,024	PTO/Pump System	$11,694	$913.42	$139.21	Ryder		Ryder
$43,297	80,000	Cascadia T/A Daycab PX 12564ST-Tanker	$120,024	PTO/Pump System	$11,694	$913.42	$139.21	Ryder		Ryder
$43,297	80,000	Cascadia T/A Daycab PX 12564ST-Tanker	$120,024	PTO/Pump System	$11,694	$913.42	$139.21	Ryder		Ryder
$43,297	80,000	Cascadia T/A Daycab PX 12564ST-Tanker	$120,024	PTO/Pump System	$11,694	$913.42	$139.21	Ryder		Ryder
$43,297	80,000	Cascadia T/A Daycab PX 12564ST-Tanker	$120,024	PTO/Pump System	$11,694	$913.42	$139.21	Ryder		Ryder
$43,297	80,000	Cascadia T/A Daycab PX 12564ST-Tanker	$120,024	PTO/Pump System	$11,694	$913.42	$139.21	Ryder		Ryder
$43,297	80,000	Cascadia T/A Daycab PX 12564ST-Tanker	$120,024	PTO/Pump System	$11,694	$913.42	$139.21	Ryder		Ryder
$43,297	80,000	Cascadia T/A Daycab PX 12564ST-Tanker	$120,024	PTO/Pump System	$11,694	$913.42	$139.21		Ryder	Ryder
$43,297	80,000	Cascadia T/A Daycab PX 12564ST-Tanker	$120,024	PTO/Pump System	$11,694	$913.42	$139.21	Ryder		Ryder
$43,297	80,000	Cascadia T/A Daycab PX 12564ST-Tanker	$120,024	PTO/Pump System	$11,694	$913.42	$139.21	Ryder		Ryder
$43,297	80,000	Cascadia T/A Daycab PX 12564ST-Tanker	$120,024	PTO/Pump System	$11,694	$913.42	$139.21	Ryder		Ryder
$43,297	80,000	Cascadia T/A Daycab PX 12564ST-Tanker	$120,024	PTO/Pump System	$11,694	$913.42	$139.21	Ryder		Ryder
$43,297	80,000	Cascadia T/A Daycab PX 12564ST-Tanker	$120,024	PTO/Pump System	$11,694	$913.42	$139.21	Ryder		Ryder
$43,297	80,000	Cascadia T/A Daycab PX 12564ST-Tanker	$120,024	PTO/Pump System	$11,694	$913.42	$139.21	Ryder		Ryder
$43,297	80,000	Cascadia T/A Daycab PX 12564ST-Tanker	$120,024	PTO/Pump System	$11,694	$913.42	$139.21	Ryder		Ryder
$43,297	80,000	Cascadia T/A Daycab PX 12564ST-Tanker	$120,024	PTO/Pump System	$11,694	$913.42	$139.21	Ryder		Ryder
$43,297	80,000	Cascadia T/A Daycab PX 12564ST-Tanker	$120,024	PTO/Pump System	$11,694	$913.42	$139.21	Ryder		Ryder
$43,297	80,000	Cascadia T/A Daycab PX 12564ST-Tanker	$120,024	PTO/Pump System	$11,694	$913.42	$139.21	Ryder		Ryder
$43,297	80,000	Cascadia T/A Daycab PX 12564ST-Tanker	$120,024	PTO/Pump System	$11,694	$913.42	$139.21	Ryder		Ryder
$43,297	80,000	Cascadia T/A Daycab PX 12564ST-Tanker	$120,024	PTO/Pump System	$11,694	$913.42	$139.21	Ryder		Ryder
$43,297	80,000	Cascadia T/A Daycab PX 12564ST-Tanker	$120,024	PTO/Pump System	$11,694	$913.42	$139.21	Ryder	Ryder	Ryder
$43,297	80,000	Cascadia T/A Daycab PX 12564ST-Tanker	$120,024	PTO/Pump System	$11,694	$913.42	$139.21	Ryder	Ryder	Ryder
$43,297	80,000	Cascadia T/A Daycab PX 12564ST-Tanker	$120,024	PTO/Pump System	$11,694	$913.42	$139.21	Ryder	Ryder	Ryder
$43,297	80,000	Cascadia T/A Daycab PX 12564ST-Tanker	$120,024	PTO/Pump System	$11,694	$913.42	$139.21	Ryder	Ryder	Ryder
$43,297	80,000	Cascadia T/A Daycab PX 12564ST-Tanker	$120,024	PTO/Pump System	$11,694	$913.42	$139.21	Ryder	Ryder	Ryder
$43,297	80,000	Cascadia T/A Daycab PX 12564ST-Tanker	$120,024	PTO/Pump System	$11,694	$913.42	$139.21	Ryder	Ryder	Ryder
$43,297	80,000	Cascadia T/A Daycab PX 12564ST-Tanker	$120,024	PTO/Pump System	$11,694	$913.42	$139.21	Ryder	Ryder	Ryder
$43,297	80,000	Cascadia T/A Daycab PX 12564ST-Tanker	$120,024	PTO/Pump System	$11,694	$913.42	$139.21		Ryder	Ryder

$43,297	80,000	Cascadia T/A Daycab PX 12564ST-Tanker	$120,024	PTO/Pump System	$11,694	$913.42	$139.21			Ryder
$43,297	80,000	Cascadia T/A Daycab PX 12564ST-Tanker	$120,024	PTO/Pump System	$11,694	$913.42	$139.21			Ryder
$43,297	80,000	Cascadia T/A Daycab PX 12564ST-Tanker	$120,024	PTO/Pump System	$11,694	$913.42	$139.21			Ryder
$43,297	80,000	Cascadia T/A Daycab PX 12564ST-Tanker	$120,024	PTO/Pump System	$11,694	$913.42	$139.21			Ryder
$43,297	80,000	Cascadia T/A Daycab PX 12564ST-Tanker	$120,024	PTO/Pump System	$11,694	$913.42	$139.21			Ryder
$43,297	80,000	Cascadia T/A Daycab PX 12564ST-Tanker	$120,024	PTO/Pump System	$11,694	$913.42	$139.21			Ryder
$43,297	80,000	Cascadia T/A Daycab PX 12564ST-Tanker	$120,024	PTO/Pump System	$11,694	$913.42	$139.21			Ryder
$43,297	80,000	Cascadia T/A Daycab PX 12564ST-Tanker	$120,024	PTO/Pump System	$11,694	$913.42	$139.21			Ryder
$43,297	80,000	Cascadia T/A Daycab PX 12564ST-Tanker	$120,024	PTO/Pump System	$11,694	$913.42	$139.21			Ryder
$43,297	80,000	Cascadia T/A Daycab PX 12564ST-Tanker	$120,024	PTO/Pump System	$11,694	$913.42	$139.21			Ryder
$43,297	80,000	Cascadia T/A Daycab PX 12564ST-Tanker	$120,024	PTO/Pump System	$11,694	$913.42	$139.21		Ryder	Ryder
$43,297	80,000	Cascadia T/A Daycab PX 12564ST-Tanker	$120,024	PTO/Pump System	$11,694	$913.42	$139.21		Ryder	Ryder
$43,297	80,000	Cascadia T/A Daycab PX 12564ST-Tanker	$120,024	PTO/Pump System	$11,694	$913.42	$139.21		Ryder	Ryder
$43,297	80,000	Cascadia T/A Daycab PX 12564ST-Tanker	$120,024	PTO/Pump System	$11,694	$913.42	$139.21		Ryder	Ryder
$43,297	80,000	Cascadia T/A Daycab PX 12564ST-Tanker	$120,024	PTO/Pump System	$11,694	$913.42	$139.21		Ryder	Ryder
$43,297	80,000	Cascadia T/A Daycab PX 12564ST-Tanker	$120,024	PTO/Pump System	$11,694	$913.42	$139.21		Ryder	Ryder
$43,297	80,000	Cascadia T/A Daycab PX 12564ST-Tanker	$120,024	PTO/Pump System	$11,694	$913.42	$139.21		Ryder	Ryder
$43,297	80,000	Cascadia T/A Daycab PX 12564ST-Tanker	$120,024	PTO/Pump System	$11,694	$913.42	$139.21		Ryder	Ryder
$43,297	80,000	Cascadia T/A Daycab PX 12564ST-Tanker	$120,024	PTO/Pump System	$11,694	$913.42	$139.21		Ryder	Ryder
$43,297	80,000	Cascadia T/A Daycab PX 12564ST-Tanker	$120,024	PTO/Pump System	$11,694	$913.42	$139.21			Ryder
$43,297	80,000	Cascadia T/A Daycab PX 12564ST-Tanker	$120,024	PTO/Pump System	$11,694	$913.42	$139.21			Ryder
$43,297	80,000	Cascadia T/A Daycab PX 12564ST-Tanker	$120,024	PTO/Pump System	$11,694	$913.42	$139.21		Ryder	Ryder
$43,297	80,000	Cascadia T/A Daycab PX 12564ST-Tanker	$120,024	PTO/Pump System	$11,694	$913.42	$139.21		Ryder	Ryder
$43,297	80,000	Cascadia T/A Daycab PX 12564ST-Tanker	$120,024	PTO/Pump System	$11,694	$913.42	$139.21		Ryder	Ryder
$43,297	80,000	Cascadia T/A Daycab PX 12564ST-Tanker	$120,024	PTO/Pump System	$11,694	$913.42	$139.21			Ryder
$43,297	80,000	Cascadia T/A Daycab PX 12564ST-Tanker	$120,024	PTO/Pump System	$11,694	$913.42	$139.21			Ryder
$43,297	80,000	Cascadia T/A Daycab PX 12564ST-Tanker	$120,024	PTO/Pump System	$11,694	$913.42	$139.21			Ryder
$43,297	80,000	Cascadia T/A Daycab PX 12564ST-Tanker	$120,024	PTO/Pump System	$11,694	$913.42	$139.21			Ryder
$43,297	80,000	Cascadia T/A Daycab PX 12564ST-Tanker	$120,024	PTO/Pump System	$11,694	$913.42	$139.21			Ryder
$43,297	80,000	Cascadia T/A Daycab PX 12564ST-Tanker	$120,024	PTO/Pump System	$11,694	$913.42	$139.21			Ryder
$43,297	80,000	Cascadia T/A Daycab PX 12564ST-Tanker	$120,024	PTO/Pump System	$11,694	$913.42	$139.21			Ryder
$43,297	80,000	Cascadia T/A Daycab PX 12564ST-Tanker	$120,024	PTO/Pump System	$11,694	$913.42	$139.21			Ryder
$43,297	80,000	Cascadia T/A Daycab PX 12564ST-Tanker	$120,024	PTO/Pump System	$11,694	$913.42	$139.21			Ryder
$43,297	80,000	Cascadia T/A Daycab PX 12564ST-Tanker	$120,024	PTO/Pump System	$11,694	$913.42	$139.21			Ryder
$43,297	80,000	Cascadia T/A Daycab PX 12564ST-Tanker	$120,024	PTO/Pump System	$11,694	$913.42	$139.21			Ryder
$43,297	80,000	Cascadia T/A Daycab PX 12564ST-Tanker	$120,024	PTO/Pump System	$11,694	$913.42	$139.21			Ryder
$43,297	80,000	Cascadia T/A Daycab PX 12564ST-Tanker	$120,024	PTO/Pump System	$11,694	$913.42	$139.21			Ryder
$43,297	80,000	Cascadia T/A Daycab PX 12564ST-Tanker	$120,024	PTO/Pump System	$11,694	$913.42	$139.21			Ryder
$43,297	80,000	Cascadia T/A Daycab PX 12564ST-Tanker	$120,024	PTO/Pump System	$11,694	$913.42	$139.21			Ryder
$43,297	80,000	Cascadia T/A Daycab PX 12564ST-Tanker	$120,024	PTO/Pump System	$11,694	$913.42	$139.21	Ryder		Ryder
$43,297	80,000	Cascadia T/A Daycab PX 12564ST-Tanker	$120,024	PTO/Pump System	$11,694	$913.42	$139.21			Ryder
$43,297	80,000	Cascadia T/A Daycab PX 12564ST-Tanker	$120,024	PTO/Pump System	$11,694	$913.42	$139.21			Ryder
$43,297	80,000	Cascadia T/A Daycab PX 12564ST-Tanker	$120,024	PTO/Pump System	$11,694	$913.42	$139.21			Ryder
$43,297	80,000	Cascadia T/A Daycab PX 12564ST-Tanker	$120,024	PTO/Pump System	$11,694	$913.42	$139.21			Ryder
$43,297	80,000	Cascadia T/A Daycab PX 12564ST-Tanker	$120,024	PTO/Pump System	$11,694	$913.42	$139.21		Ryder	Ryder
$43,297	80,000	Cascadia T/A Daycab PX 12564ST-Tanker	$120,024	PTO/Pump System	$11,694	$913.42	$139.21		Ryder	Ryder
$43,297	80,000	Cascadia T/A Daycab PX 12564ST-Tanker	$120,024	PTO/Pump System	$11,694	$913.42	$139.21		Ryder	Ryder
$43,297	80,000	Cascadia T/A Daycab PX 12564ST-Tanker	$120,024	PTO/Pump System	$11,694	$913.42	$139.21			Ryder
$43,297	80,000	Cascadia T/A Daycab PX 12564ST-Tanker	$120,024	PTO/Pump System	$11,694	$913.42	$139.21			Ryder
$43,297	80,000	Cascadia T/A Daycab PX 12564ST-Tanker	$120,024	PTO/Pump System	$11,694	$913.42	$139.21			Ryder
$43,297	80,000	Cascadia T/A Daycab PX 12564ST-Tanker	$120,024	PTO/Pump System	$11,694	$913.42	$139.21			Ryder
$43,297	80,000	Cascadia T/A Daycab PX 12564ST-Tanker	$120,024	PTO/Pump System	$11,694	$913.42	$139.21			Ryder
$43,297	80,000	Cascadia T/A Daycab PX 12564ST-Tanker	$120,024	PTO/Pump System	$11,694	$913.42	$139.21			Ryder
$43,297	80,000	Cascadia T/A Daycab PX 12564ST-Tanker	$120,024	PTO/Pump System	$11,694	$913.42	$139.21		Ryder	Ryder
$43,297	80,000	Cascadia T/A Daycab PX 12564ST-Tanker	$120,024	PTO/Pump System	$11,694	$913.42	$139.21		Ryder	Ryder
$43,297	80,000	Cascadia T/A Daycab PX 12564ST-Tanker	$120,024	PTO/Pump System	$11,694	$913.42	$139.21		Ryder	Ryder
$43,297	80,000	Cascadia T/A Daycab PX 12564ST-Tanker	$120,024	PTO/Pump System	$11,694	$913.42	$139.21		Ryder	Ryder
$43,297	80,000	Cascadia T/A Daycab PX 12564ST-Tanker	$120,024	PTO/Pump System	$11,694	$913.42	$139.21		Ryder	Ryder
$43,297	80,000	Cascadia T/A Daycab PX 12564ST-Tanker	$120,024	PTO/Pump System	$11,694	$913.42	$139.21		Ryder	Ryder
$43,297	80,000	Cascadia T/A Daycab PX 12564ST-Tanker	$120,024	PTO/Pump System	$11,694	$913.42	$139.21		Ryder	Ryder
$43,297	80,000	Cascadia T/A Daycab PX 12564ST-Tanker	$120,024	PTO/Pump System	$11,694	$913.42	$139.21		Ryder	Ryder
$43,297	80,000	Cascadia T/A Daycab PX 12564ST-Tanker	$120,024	PTO/Pump System	$11,694	$913.42	$139.21		Ryder	Ryder
$43,297	80,000	Cascadia T/A Daycab PX 12564ST-Tanker	$120,024	PTO/Pump System	$11,694	$913.42	$139.21		Ryder	Ryder
$43,297	80,000	Cascadia T/A Daycab PX 12564ST-Tanker	$120,024	PTO/Pump System	$11,694	$913.42	$139.21		Ryder	Ryder

$43,297	80,000	Cascadia T/A Daycab PX 12564ST-Tanker	$120,024	PTO/Pump System	$11,694	$913.42	$139.21		Ryder	Ryder
$43,297	80,000	Cascadia T/A Daycab PX 12564ST-Tanker	$120,024	PTO/Pump System	$11,694	$913.42	$139.21		Ryder	Ryder
$43,297	80,000	Cascadia T/A Daycab PX 12564ST-Tanker	$120,024	PTO/Pump System	$11,694	$913.42	$139.21		Ryder	Ryder
$43,297	80,000	Cascadia T/A Daycab PX 12564ST-Tanker	$120,024	PTO/Pump System	$11,694	$913.42	$139.21		Ryder	Ryder
$43,297	80,000	Cascadia T/A Daycab PX 12564ST-Tanker	$120,024	PTO/Pump System	$11,694	$913.42	$139.21		Ryder	Ryder
$43,297	80,000	Cascadia T/A Daycab PX 12564ST-Tanker	$120,024	PTO/Pump System	$11,694	$913.42	$139.21		Ryder	Ryder
$43,297	80,000	Cascadia T/A Daycab PX 12564ST-Tanker	$120,024	PTO/Pump System	$11,694	$913.42	$139.21		Ryder	Ryder
$43,297	80,000	Cascadia T/A Daycab PX 12564ST-Tanker	$120,024	PTO/Pump System	$11,694	$913.42	$139.21		Ryder	Ryder
$43,297	80,000	Cascadia T/A Daycab PX 12564ST-Tanker	$120,024	PTO/Pump System	$11,694	$913.42	$139.21		Ryder	Ryder
$43,297	80,000	Cascadia T/A Daycab PX 12564ST-Tanker	$120,024	PTO/Pump System	$11,694	$913.42	$139.21		Ryder	Ryder
$43,297	80,000	Cascadia T/A Daycab PX 12564ST-Tanker	$120,024	PTO/Pump System	$11,694	$913.42	$139.21		Ryder	Ryder
$43,297	80,000	Cascadia T/A Daycab PX 12564ST-Tanker	$120,024	PTO/Pump System	$11,694	$913.42	$139.21		Ryder	Ryder
$43,297	80,000	Cascadia T/A Daycab PX 12564ST-Tanker	$120,024	PTO/Pump System	$11,694	$913.42	$139.21		Ryder	Ryder
$43,297	80,000	Cascadia T/A Daycab PX 12564ST-Tanker	$120,024	PTO/Pump System	$11,694	$913.42	$139.21			Ryder
$43,297	80,000	Cascadia T/A Daycab PX 12564ST-Tanker	$120,024	PTO/Pump System	$11,694	$913.42	$139.21			Ryder
$43,297	80,000	Cascadia T/A Daycab PX 12564ST-Tanker	$120,024	PTO/Pump System	$11,694	$913.42	$139.21			Ryder
$36,383	80,000	Cascadia T/A Sleeper PX 12564ST-Tanker	$125,281	PTO/Pump System	$11,694	$1058.31	$139.21		Ryder	Ryder
$43,297	80,000	Cascadia T/A Daycab PX 12564ST-Tanker	$120,024	PTO/Pump System	$11,694	$913.42	$139.21	Ryder	Ryder	Ryder
$43,297	80,000	Cascadia T/A Daycab PX 12564ST-Tanker	$120,024	PTO/Pump System	$11,694	$913.42	$139.21	Ryder	Ryder	Ryder
$43,297	80,000	Cascadia T/A Daycab PX 12564ST-Tanker	$120,024	PTO/Pump System	$11,694	$913.42	$139.21	Ryder	Ryder	Ryder
$43,297	80,000	Cascadia T/A Daycab PX 12564ST-Tanker	$120,024	PTO/Pump System	$11,694	$913.42	$139.21		Ryder	Ryder
$43,297	80,000	Cascadia T/A Daycab PX 12564ST-Tanker	$120,024	PTO/Pump System	$11,694	$913.42	$139.21	Ryder		Ryder
$43,297	80,000	Cascadia T/A Daycab PX 12564ST-Tanker	$120,024	PTO/Pump System	$11,694	$913.42	$139.21	Ryder		Ryder
$43,297	80,000	Cascadia T/A Daycab PX 12564ST-Tanker	$120,024	PTO/Pump System	$11,694	$913.42	$139.21			Ryder
$43,297	80,000	Cascadia T/A Daycab PX 12564ST-Tanker	$120,024	PTO/Pump System	$11,694	$913.42	$139.21			Ryder
$43,297	80,000	Cascadia T/A Daycab PX 12564ST-Tanker	$120,024	PTO/Pump System	$11,694	$913.42	$139.21			Ryder
$42,719	80,000	Cascadia T/A Daycab PX 12564ST-DryVan
$42,719	80,000	Cascadia T/A Daycab PX 12564ST-DryVan
$42,719	80,000	Cascadia T/A Daycab PX 12564ST-DryVan						Ryder
$42,719	80,000	Cascadia T/A Daycab PX 12564ST-DryVan						Ryder
$42,719	80,000	Cascadia T/A Daycab PX 12564ST-DryVan						Ryder
$42,719	80,000	Cascadia T/A Daycab PX 12564ST-DryVan						Ryder
$42,719	80,000	Cascadia T/A Daycab PX 12564ST-DryVan						Ryder
$42,719	80,000	Cascadia T/A Daycab PX 12564ST-DryVan						Ryder
$42,719	80,000	Cascadia T/A Daycab PX 12564ST-DryVan						Ryder
$42,719	80,000	Cascadia T/A Daycab PX 12564ST-DryVan						Ryder
$42,719	80,000	Cascadia T/A Daycab PX 12564ST-DryVan
$42,719	80,000	Cascadia T/A Daycab PX 12564ST-DryVan
$42,719	80,000	Cascadia T/A Daycab PX 12564ST-DryVan
$42,719	80,000	Cascadia T/A Daycab PX 12564ST-DryVan
$42,719	80,000	Cascadia T/A Daycab PX 12564ST-DryVan						Ryder
$42,719	80,000	Cascadia T/A Daycab PX 12564ST-DryVan							Ryder
$42,719	80,000	Cascadia T/A Daycab PX 12564ST-DryVan							Ryder
$42,719	80,000	Cascadia T/A Daycab PX 12564ST-DryVan							Ryder
$42,719	80,000	Cascadia T/A Daycab PX 12564ST-DryVan							Ryder
$42,719	80,000	Cascadia T/A Daycab PX 12564ST-DryVan							Ryder
$42,719	80,000	Cascadia T/A Daycab PX 12564ST-DryVan							Ryder
$42,719	80,000	Cascadia T/A Daycab PX 12564ST-DryVan							Ryder
$42,719	80,000	Cascadia T/A Daycab PX 12564ST-DryVan							Ryder
$42,719	80,000	Cascadia T/A Daycab PX 12564ST-DryVan							Ryder
$42,719	80,000	Cascadia T/A Daycab PX 12564ST-DryVan						Ryder
$42,719	80,000	Cascadia T/A Daycab PX 12564ST-DryVan						Ryder
$42,719	80,000	Cascadia T/A Daycab PX 12564ST-DryVan						Ryder
$42,719	80,000	Cascadia T/A Daycab PX 12564ST-DryVan						Ryder
$42,719	80,000	Cascadia T/A Daycab PX 12564ST-DryVan						Ryder
$42,719	80,000	Cascadia T/A Daycab PX 12564ST-DryVan						Ryder
$42,719	80,000	Cascadia T/A Daycab PX 12564ST-DryVan						Ryder
$42,719	80,000	Cascadia T/A Daycab PX 12564ST-DryVan						Ryder
$42,719	80,000	Cascadia T/A Daycab PX 12564ST-DryVan						Ryder
$42,719	80,000	Cascadia T/A Daycab PX 12564ST-DryVan						Ryder
$42,719	80,000	Cascadia T/A Daycab PX 12564ST-DryVan							Ryder
$42,719	80,000	Cascadia T/A Daycab PX 12564ST-DryVan							Ryder
$42,719	80,000	Cascadia T/A Daycab PX 12564ST-DryVan							Ryder
$42,719	80,000	Cascadia T/A Daycab PX 12564ST-DryVan

$42,719	80,000	Cascadia T/A Daycab PX 12564ST-DryVan
$42,719	80,000	Cascadia T/A Daycab PX 12564ST-DryVan		Ryder
$42,719	80,000	Cascadia T/A Daycab PX 12564ST-DryVan		Ryder
$42,719	80,000	Cascadia T/A Daycab PX 12564ST-DryVan		Ryder
$42,719	80,000	Cascadia T/A Daycab PX 12564ST-DryVan		Ryder
$42,719	80,000	Cascadia T/A Daycab PX 12564ST-DryVan		Ryder
$42,719	80,000	Cascadia T/A Daycab PX 12564ST-DryVan		Ryder
$42,719	80,000	Cascadia T/A Daycab PX 12564ST-DryVan		Ryder
$42,719	80,000	Cascadia T/A Daycab PX 12564ST-DryVan		Ryder
$42,719	80,000	Cascadia T/A Daycab PX 12564ST-DryVan		Ryder
$42,719	80,000	Cascadia T/A Daycab PX 12564ST-DryVan		Ryder
$42,719	80,000	Cascadia T/A Daycab PX 12564ST-DryVan		Ryder
$42,719	80,000	Cascadia T/A Daycab PX 12564ST-DryVan	Ryder	Ryder
$42,719	80,000	Cascadia T/A Daycab PX 12564ST-DryVan	Ryder	Ryder
$42,719	80,000	Cascadia T/A Daycab PX 12564ST-DryVan	Ryder	Ryder
$42,719	80,000	Cascadia T/A Daycab PX 12564ST-DryVan	Ryder	Ryder
$42,719	80,000	Cascadia T/A Daycab PX 12564ST-DryVan	Ryder	Ryder
$36,383	80,000	Cascadia T/A Sleeper PX 12564ST-DryVan	Ryder	Ryder
$36,383	80,000	Cascadia T/A Sleeper PX 12564ST-DryVan	Ryder	Ryder
$36,383	80,000	Cascadia T/A Sleeper PX 12564ST-DryVan	Ryder	Ryder

This Appendix and each Vehicle listed hereon are expressly incorporated by reference into Schedule A No. 2015-001 which is dated May 22, 2015 and a part of the Agreement between the parties dated May 22, 2015. The parties acknowledge and agree that certain information required to complete this Schedule A and Appendix may not be available upon execution.

RYDER TRUCK RENTAL, INC.	NEXEO SOLUTIONS LLC
By:    /s/ Bill J. Toerpe        By:    /s/ Ross Crane
Name:    Bill Toerpe         Name:    Ross Crane

Title:    VP National Sales         Title:    Executive Vice President and Chief Financial Officer

Date:    05/26/15         Date:    05/26/2015

AMENDMENT TO SCHEDULE A
THIS AMENDMENT dated May 22, 2015 (the “Effective Date”), is by and between Ryder Truck Rental, Inc. (“Ryder”) and Nexeo Solutions, LLC (“Customer”) to amend Schedule A No. 2015-001 (the “Amended Schedule A(s)”) to the Vehicle Operating and Service Agreement dated May 22, 2015 (the “Agreement”).

WHEREAS, Customer, in addition to the Agreement, has a truck lease and service agreement with Ryder, dated July 10, 2006 (the “TLSA”); and

WHEREAS, Ryder has agreed to assist in Customer’s vehicle optimization project, in consideration for Customer’s execution of the Amended Schedule A, by providing flexibility for vehicles under the TLSA, the Amended Schedule A, and under Customer’s ownership fleet (with no contract with Ryder).

THEREFORE, Ryder and Customer agree as follows:
1.Vehicle Optimization. For 24 months from the Effective Date, Customer shall have the right to terminate the lease of up to 20 Vehicles under the Agreement, terminate the lease of up to 4 vehicles under the TLSA, and sell to Ryder, and Ryder shall purchase, up to 30 vehicles from Customer’s ownership fleet, in addition to the approximately 178 other vehicles in Customer’s ownership fleet that may be replaced with the Vehicles under the Amended Schedule A, upon not less than 60 days prior written notice to Ryder, and pursuant to the conditions herein (collectively, these 54 vehicles shall be referred to herein as the “Redeployed Vehicles”):
A.Customer may not terminate a Vehicle under the Agreement (i.e. VOSA) prior to the first anniversary of the Date of Delivery;
B. Customer shall pay Ryder for any Physical Damage and the cost to “de-identify” the Redeployed Vehicle(s); provided however, Customer shall not, and Ryder shall, be responsible for any Physical Damage less than $750 on each vehicle under Customer’s ownership fleet;
C. Vehicles under Customer’s ownership fleet are required to pass Department of Transportation inspection, and shall have equal to or greater than 7/32nds tread depth per tire prior to Ryder’s purchase under a bill of sale; and
D.Customer shall pay to Ryder all amounts owed to Ryder under the Agreement or TLSA, for the applicable terminated Redeployed Vehicle, including, but not limited to, any outstanding charges (arising out of or relating to events occurring on or prior to the date of termination), unexpired licenses, applicable taxes (including personal property and federal heavy vehicle use), and other prepaid expenses previously paid by Ryder.
Customer may not terminate the lease of, or sell to Ryder, a Redeployed Vehicle during the 24 month time period above in order to rent, lease, or purchase a replacement vehicle within 36 months from the Effective Date except as otherwise agreed between the parties. Prior to terminating the lease of, or selling to Ryder, a Redeployed Vehicle, during the notice period described above, Customer shall use commercially reasonable efforts to place such vehicle with any of its other divisions, locations, subsidiaries or affiliates. If after a Redeployed Vehicle is accepted by Ryder hereunder, Customer later experiences an increase in its transportation needs, Ryder shall have the right of first refusal to provide Customer with lease or rental vehicle(s). If Customer effects a termination strictly in accordance with the foregoing terms, then Customer shall have neither the right nor obligation to purchase any terminated Vehicle under the Agreement or TLSA.
2.Breach. Customer will not be entitled to any of the rights herein for a Redeployed Vehicle if Customer is in material breach of any agreement between Ryder (or any Ryder affiliates) unless the breach is cured within 30 days. If such material breach is not cured after 30 days, Ryder may terminate this Amendment.
3.Confidentiality. This Amendment, including all its terms and conditions, is CONFIDENTIAL and shall not be disclosed to any third party by the parties or any one or more of their respective, current or future agents, representatives, or employees, except in accordance with applicable laws.
4.Miscellaneous. All other terms of the Agreement, TLSA, and Amended Schedule A, except those expressly modified herein, shall remain in full force and effect. This Amendment supersedes all oral negotiations and prior and contemporaneous writings, and is intended as the final expression of the parties’ agreement, with respect to the subject matter hereof. All capitalized terms used in this Amendment shall have the same meaning as the capitalized terms used in the Agreement, unless otherwise defined herein.

IN WITNESS WHEREOF, the parties hereto have executed this Amendment.

Ryder Truck Rental, Inc.	Nexeo Solutions, LLC

By:/s/ William J. Toerpe___________________         By: /s/ Ross Crane___________________________________

William J. Toerpe, VP of National Sales     Print & Title: Executive Vice President and Chief Financial Officer

Date: 05/26/15________________________________        Date: 05/26/15__________________________________